[GRAPHICS OMITTED - ACORN, COLUMN, MITER, HANDSHAKE]

GALAXY VARIABLE ANNUITY

GALAXY VIP FUNDS

ANNUAL REPORT
December 31, 2002

                                                   [LOGO OMITTED - GALAXY FUNDS]

PRESIDENT'S MESSAGE

Dear Variable Annuity Policyholder:

      Enclosed is The Galaxy VIP Funds' annual report for the fiscal year ended December 31, 2002. The report includes a market overview that discusses the different economic and market conditions that may have affected your investment during this time. Following this overview are reports for each of The Galaxy VIP Fund portfolios that describe the strategies used by the Funds' portfolio managers in this environment. Financial statements and a list of portfolio holdings for each Fund as of December 31, 2002 appear at the end of the report.
      The reporting period was a mixed bag for investors. In a climate of increased economic and political uncertainty, stock prices ended 2002 significantly lower than where they started. Bond prices strengthened significantly during the year, however. The very different reactions of stocks and bonds to the same economic and political conditions demonstrate once more that investors can benefit from well-diversified portfolios with a broad mix of asset classes.
      Such diversification will likely be just as important to investors in the year ahead. Stocks will remain key to the long-term growth that can outpace the erosion of returns by inflation and taxes. Bonds will remain a key source of investment income. With further volatility expected for both stock and bond prices, money market securities may bring stability to investors' returns.
      If you have any questions about the information in this report, please call us toll-free at 800-345-6611. You may also consult your financial advisor.

Sincerely,

/S/ KEITH  T.  BANKS


Keith T. Banks
President

THIS REPORT RELATES TO THE SUB-ACCOUNTS OF AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT E. THE UNDERLYING MUTUAL FUND PORTFOLIOS IN WHICH THE SUB-ACCOUNTS INVEST INCLUDE THE FOLLOWING PORTFOLIOS OF THE GALAXY VIP FUND:
MONEY MARKET FUND, EQUITY FUND, GROWTH AND INCOME FUND, SMALL COMPANY GROWTH FUND, COLUMBIA REAL ESTATE EQUITY FUND II, ASSET ALLOCATION FUND, QUALITY PLUS BOND FUND AND COLUMBIA HIGH YIELD FUND II. THIS REPORT RELATES TO THE GALAXY
VIP FUND ONLY.

                                -----------------------------------
                                                    MAY LOSE VALUE
                                NOT FDIC INSURED  -----------------
                                                  NO BANK GUARANTEE
                                -----------------------------------

[BEGIN SIDEBAR]
MUTUAL FUNDS:

O ARE NOT BANK DEPOSITS
O ARE NOT FDIC INSURED
O ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK
O ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED
[END SIDEBAR]

MARKET OVERVIEW

BY FLEET INVESTMENT ADVISORS INC.
      While there were many signs throughout 2002 that an economic recovery was on the way, investors were concerned about the very slow growth in corporate earnings, continued revelations of corporate accounting fraud, an intensification in the US war on terrorism and heightened tensions in the Middle East. Despite several short-lived rallies, stock prices ended 2002 sharply lower than where they began.
      Bond prices rose in this environment. Early in 2002, as it looked like a recovery was taking hold, the Federal Reserve Board (the Fed) ended a year-long series of interest rate cuts - causing fixed income yields to rise and bond prices to fall. When it became clear that a recovery would be delayed and the Fed would likely cut interest rates again, yields fell and bond prices rose. By the end of 2002, after a rate cut of 50 basis points (0.50%), fixed income yields were lower than they'd been for several decades.
      For the 12 months ended December 31, 2002, stocks of larger firms represented in the Standard & Poor's(R) 500 Composite Stock Price Index (S&P 500 Index) had a total return of -22.09%. During the same time, stocks of smaller firms represented in the Russell 2000 Index (Russell 2000) posted a total return of -20.48%. In contrast, US government and corporate bonds represented in the Lehman Brothers Government/Credit Bond Index delivered a total return of 11.04% for the period.
      In this environment of significant economic and market uncertainty, The Galaxy VIP Funds maintained portfolios of broad sector diversity, strong credit quality and reasonable value. Where possible, we sought to make the most of new investment opportunities that arose as a result of market fluctuations and prepare the portfolios for the economic recovery that we expect in 2003.

THE RECOVERY FALTERS
      In the first quarter of 2002, economic growth as reflected in the Gross Domestic Product (GDP), which measures the output of US goods and services, improved at an annualized rate of 5.0%. This was significantly stronger growth than most economists expected. It was also a vast improvement over the 2.7% rate posted for the fourth quarter of 2001. Most observers believed that the surge in growth would be temporary, because it was due in large part to the short-term rebuilding of business inventories. The faster pace of growth did suggest a solid start for an economic recovery, however. After sliding in January and February, stock prices moved sharply higher in March to end the first quarter near where they began. Believing that a recovery was on the way, the Fed signaled an end to the interest rate cuts it had made throughout 2001. Although the annual rate of inflation stood near 1.5%, investors expected a recovery to bring higher inflation and interest rates down the road. In this climate, yields for bonds rose and bond prices fell.
      Investor sentiment deteriorated in the second quarter, as companies reported first quarter earnings that fell short of expectations and further problems with corporate accounting practices were revealed. Of added concern was potential long-term economic damage from the US war on terrorism and renewed fighting in the Middle East. Although inflation and interest rates remained low, the unemployment rate rose and consumer spending began to wane. In this environment, GDP growth slowed to a rate of 1.3% and stock prices fell sharply. As investors saw that a rise in interest rates would be delayed, they shifted assets from stocks to fixed income securities and bond prices rose once again.
      In the third quarter of 2002, industrial production and job growth stagnated and consumer confidence declined. Although GDP growth improved at a rate of 4.0%, second quarter earnings reports proved disappointing and the Fed announced that it was again inclined to cut interest rates. After rallying from the middle of July to the middle of August, stock prices fell sharply through the end of September - giving the S&P 500 Index its sharpest quarterly decline since the fourth quarter of 1987.
      As GDP growth slowed to an estimated rate of 0.70% in the fourth quarter, the Fed again cut short-term interest rates. Stock prices rallied strongly and then traded in a relatively narrow

[BEGIN SIDEBAR]
"IN THIS ENVIRONMENT OF SIGNIFICANT ECONOMIC AND MARKET UNCERTAINTY, THE GALAXY VIP FUNDS MAINTAINED PORTFOLIOS OF BROAD SECTOR DIVERSITY, STRONG CREDIT QUALITY AND REASONABLE VALUE."
[END SIDEBAR]
range. After rising in October, before it was clear that the Fed would act, fixed income yields fell sharply in the weeks that followed then remained in a narrow range for the rest of the quarter. At the end of the reporting period on December 31, 2002, 30-year Treasury bonds were yielding 4.78% - versus 5.49% when 2002 began. Annual inflation stood at 2.4%.
      In this economic and market climate, stocks of small and medium-sized firms outperformed issues of larger companies. In addition to having prices that were still high relative to the disappointing levels of earnings, the large-cap sector was disproportionately hurt by corporate accounting concerns. With the economic recovery on hold, value-oriented stocks tended to outperform growth-oriented stocks and government bonds outperformed corporate securities. Within the corporate sector, higher quality issues (with credit ratings of AA or AAA) outperformed lower quality issues.

INVESTMENT OPPORTUNITIES IN MARKET FLUCTUATION
      Continued emphasis on sector diversity, strong credit quality and reasonable valuations helped to buffer equity portfolios in The Galaxy VIP Funds during this period of significant uncertainty. A focus on high quality companies with strong fundamentals helped us choose many stocks that outperformed their industry sectors. For the most part, we used market fluctuations to increase commitments to stocks from economically sensitive "cyclical" sectors that we believe could outperform when a recovery finally takes hold. Throughout the year, we reduced exposure to companies whose accounting practices might be vulnerable to investor concern.
      In the fixed income portfolios, we took advantage of investment opportunities that arose in corporate, mortgage-backed and asset-backed securities. Because stable or rising interest rates tend to discourage consumers from prepaying home loans or paying down credit card debt, mortgage-backed and asset-backed securities should outperform as the economy strengthens and rates start to rise. Corporate bonds should also perform relatively well in a recovery. During the year, we also maintained sizable positions in the debt of foreign issuers, which were among the best performing fixed income investments in 2002.

STAGE STILL SET FOR RECOVERY
      We believe that the US economy remains poised for recovery. Although some industries are still plagued with overcapacity, business spending has started to improve as many companies find it necessary to replace older equipment. The economy should also benefit from improved productivity, continued spending by consumers, expanded government spending, increased liquidity from the Fed, further cuts in federal income taxes and historically low levels of interest rates. Although the Fed resumed a neutral monetary policy following the November 2002 rate cut, it has pledged additional easing if the economic stagnation continues.
      We think that the recovery may be slow and somewhat uneven through the middle of 2003. Unemployment is still relatively high and the growth in new jobs and wages - though positive - has slowed. At the same time, investors remain concerned about war with Iraq. If growth accelerates later in the year, as we expect, GDP could rise by 2.5% to 3.25% for 2003 as a whole. Given the current excesses in manufacturing capacity, the limited gains in wages and a reduced ability by businesses to raise their prices, we expect inflation to remain below 2.5% for the year.
      Even with a moderate recovery, corporate earnings should improve in 2003. Under current earnings expectations, stocks appear fairly valued. Further market gains will likely require a willingness by investors to pay up for long-term earnings growth. In the meantime, stock prices should remain vulnerable to additional concerns about corporate accounting problems and threats to US peace. Bond prices should also be volatile, as long as there is a possibility of further cuts in interest rates. Once a recovery is clearly underway, interest rates and bond yields should start to rise and bond prices should fall.

[BEGIN SIDEBAR]
"WITH THE ECONOMIC RECOVERY ON HOLD, VALUE-ORIENTED STOCKS TENDED TO OUTPERFORM GROWTH-ORIENTED STOCKS AND GOVERNMENT BONDS OUTPERFORMED CORPORATE SECURITIES." [END SIDEBAR]

PERFORMANCE AT-A-GLANCE


GALAXY VIP FUNDS PERFORMANCE AT-A-GLANCE -- AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 2002                   1 YEAR          5 YEARS         LIFE
--------------------------------------------------------------------------------
Money Market Fund
(INCEPTION DATE 2/2/93)                     1.21%           4.19%          4.32%
--------------------------------------------------------------------------------
Equity Fund
(INCEPTION DATE 1/11/93)                  -27.64           -1.80           6.85
--------------------------------------------------------------------------------
Growth and Income Fund
(INCEPTION DATE 3/4/98)                   -26.28             N/A          -3.73
--------------------------------------------------------------------------------
Small Company Growth Fund
(INCEPTION DATE 4/17/98)                  -32.93             N/A          -1.97
--------------------------------------------------------------------------------
Columbia Real Estate Equity Fund II
(INCEPTION DATE 3/3/98)                     2.57             N/A           3.79
--------------------------------------------------------------------------------
Asset Allocation Fund
(INCEPTION DATE 2/6/93)                   -15.92            0.00           6.26
--------------------------------------------------------------------------------
Quality Plus Bond Fund
(INCEPTION DATE 1/21/93)                   10.33            7.16           6.83
--------------------------------------------------------------------------------
Columbia High Yield Fund II
(INCEPTION DATE 3/3/98)                     2.74             N/A           4.67
--------------------------------------------------------------------------------


GALAXY VIP FUNDS PRODUCT PERFORMANCE AT-A-GLANCE -- AVERAGE ANNUAL TOTAL RETURNS

(VARIABLE ACCOUNT E INCEPTION 1/8/93)

AS OF DECEMBER 31, 2002                    1 YEAR          5 YEARS         LIFE
--------------------------------------------------------------------------------
Money Market Fund                           0.20%           3.12%          3.23%
.................................................................................
Equity Fund                               -28.36           -2.78           5.77
.................................................................................
Asset Allocation Fund                     -16.76           -1.00           5.15
.................................................................................
Quality Plus Bond Fund                      9.23            6.08           5.73
--------------------------------------------------------------------------------


THESE RESULTS REFLECT THE EXPERIENCE OF THE SUB-ACCOUNTS OF VARIABLE ACCOUNT E OF AMERICAN SKANDIA LIFE ASSURANCE CORPORATION AND INCLUDE ALL MANAGEMENT FEES AND EXPENSES AND INSURANCE COSTS AND ACCORDINGLY WILL BE DIFFERENT FROM THE PERFORMANCE OF THE CORRESPONDING GALAXY VIP FUND. THE VARIABLE ACCOUNT E SUB-ACCOUNTS PURCHASE SHARES OF THE GALAXY VIP FUND. THE SUB-ACCOUNTS ARE GAL MONEY MARKET, GAL EQUITY, GAL ASSET ALLOCATION, AND GAL HIGH QUALITY BOND. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISOR AND THE ADMINISTRATOR ARE PRESENTLY WAIVING OR REIMBURSING FEES FOR THE GALAXY VIP MONEY MARKET FUND AND QUALITY PLUS BOND FUND. WITHOUT SUCH WAIVERS OR REIMBURSEMENTS, PERFORMANCE WOULD BE LOWER.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF ANY TAXES THAT A SHAREHOLDER MIGHT PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY WITH MARKET CONDITIONS SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE INVESTMENT ADVISOR AND ADMINISTRATOR ARE PRESENTLY WAIVING FEES AND/OR REIMBURSING EXPENSES AND MAY REVISE OR DISCONTINUE SUCH PRACTICE AT ANY TIME. WITHOUT SUCH WAIVERS AND/OR REIMBURSEMENTS, PERFORMANCE WOULD BE LOWER. TOTAL RETURN FIGURES IN THIS REPORT INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND INCLUDE THE DEDUCTION OF ANY SALES CHARGES, WHERE APPLICABLE, UNLESS OTHERWISE INDICATED. AN INVESTMENT IN THE GALAXY VIP MONEYMARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE FDIC OR US GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, YOU COULD LOSE MONEY BY INVESTING IN THIS FUND.

PORTFOLIO REVIEWS

[BEGIN SIDEBAR]
[PHOTO OMITTED - KAREN ARNEIL]

KAREN ARNEIL HAS MANAGED THE GALAXY VIP MONEY MARKET FUND SINCE SEPTEMBER 1996. SHE HAS MANAGED MONEY MARKET INVESTMENTS SINCE 1993.
[END SIDEBAR]

GALAXY VIP MONEY MARKET FUND

KAREN ARNEIL
PORTFOLIO MANAGER
      The Galaxy VIP Money Market Fund seeks a high level of current income as is consistent with liquidity and stability of principal.
      As the economic recovery went on hold during the 12 months ended December 31, 2002, money market yields fell to levels unseen in more than 40 years. While continuing to emphasize a well-diversified portfolio of investments with strong liquidity and superior credit quality, we took advantage of yield opportunities that arose from near-term market fluctuations. This strategy helped the Fund earn a total return of 1.21% for the 12-month reporting period, versus an average total return of 1.30% for the money market funds tracked by Lipper Inc. (Lipper), a mutual fund performance tracking service. On December 31, 2002, the Fund had an average maturity of 49 days, a 7-day Securities and Exchange Commission (SEC) effective yield of 0.78%, and a 30-day SEC effective yield of 0.76%.

LOOKING FOR OPPORTUNITIES AT LOWER YIELDS
      Money market yields as a whole moved higher between January and April of 2002, when it looked like the economy was recovering. As the economy stalled in the second half of the year, however, money market yields then moved lower.
      When yields rose, we added longer term instruments and implemented a "barbelled" maturity structure that balanced longer term instruments with shorter maturities. When the recovery stalled, money market yields dropped, and the yield curve flattened, we moved to a more "laddered" maturity structure. We also allowed the weighted average days to maturity of the Fund to shorten.
      For the first time, we invested in asset-backed commercial paper that enhanced the Fund's yields. We continued to keep a sizable position in taxable municipal securities with higher yields and excellent credit ratings.

PREPARING FOR A RECOVERY
      Until the recovery takes hold, yield opportunities for money market investors should remain limited. In this environment, we will continue to search for investments with the best relative value - while watching for market changes that could signal better yield opportunities. As always, we will focus on securities with strong liquidity and superior credit ratings.

GALAXY VIP MONEY MARKET FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 2002

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

COMMERCIAL PAPER                 37%
MUNICIPAL SECURITIES             23%
REPURCHASE AGREEMENT             15%
U.S. AGENCY OBLIGATIONS          14%
CORPORATE NOTES & NET OTHER
ASSETS AND LIABILITIES           11%

GALAXY VIP MONEY MARKET FUND
7-DAY AVERAGE YIELDS

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

         7 Day Average Yield
12/31/01        1.66
01/31/02        1.47
02/28/02        1.29
03/31/02        1.33
04/30/02        1.32
05/31/02        1.3
06/30/02        1.28
07/31/02        1.13
08/31/02        1.16
09/30/02        1.15
10/31/02        1.14
11/30/02        0.78
12/31/02        0.78

AN INVESTMENT IN THE GALAXY VIP MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE FDIC OR US GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THIS FUND.

PORTFOLIO REVIEWS

[BEGIN SIDEBAR]
[PHOTO OMITTED - ROBERT G. ARMKNECHT]

ROBERT G. ARMKNECHT BECAME MANAGER OF THE GALAXY VIP EQUITY FUND IN 1998. HE HAS MANAGED EQUITY PORTFOLIOS FOR FLEET, AND ITS PREDECESSORS, SINCE 1988.
[END SIDEBAR]

GALAXY VIP EQUITY FUND

ROBERT G. ARMKNECHT
PORTFOLIO MANAGER
      The Galaxy VIP Equity Fund seeks long-term growth by investing in companies that we believe have above average earnings potential.
      In a year of disappointing returns for the large-cap and growth sectors of the stock market, where the Fund concentrates its holdings, we maintained a well-diversified portfolio of high-quality stocks with reasonable valuations. Although many of the Fund's individual holdings outperformed, returns suffered from deep declines in other positions and an underweighting in the better performing basic materials sector.
      For the 12 months ended December 31, 2002, the Fund had a total return of -27.64%, versus an average total return of -23.51% for the large-cap core funds tracked by Lipper. Over the same time, the Fund's market benchmark, the S&P 500 Index, had a total return of -22.09%.

POSITIVE SELECTION IN MANY SECTORS
      Early in the period, there were outperformances by individual investments in the technology, consumer cyclical, energy, industrial and financial sectors. During that time, we increased the Fund's capital goods holdings - giving particular emphasis to firms in the defense industry. We feel that the capital goods sector, along with other cyclical groups, should particularly benefit from the expected economic recovery.
      Despite a delay in the recovery during the middle of 2002, industrial stocks outperformed and the Fund benefited from an overweighted and positive selection in the industrial sector, especially in stocks of defense-related firms. This position in industrial stocks helped offset the damage to returns from a disappointing performance by other holdings. Of additional help was positive selection in the financial sector and the Fund's greater-than-market weighting in the better-performing consumer staples and health care sectors. In the final months of the year, the Fund also benefited from positive stock selection in the telecommunications and utilities sectors, as well as in its above-market weighting in energy stocks.
      With few sectors offering investment opportunities that were particularly attractive, we made little change to the Fund's portfolio in the second half of the year. When the reporting period ended, the Fund was more heavily exposed to energy, industrial and health care stocks and had a less-than-market exposure in basic materials, telecommunications and utility stocks.

CONTINUED FOCUS ON GROWTH
      Although the economic recovery has been delayed and will probably be more moderate than investors had hoped, we expect a better year for the economy and earnings in 2003. Besides improved valuations, growth stocks should benefit from the historically low levels of interest rates that have drastically reduced returns for bonds and cash investments. In a moderate recovery, we believe that investors will prefer stock sectors with predictable growth prospects. As a result, we expect to maintain the Fund's focus on growth investments - emphasizing a well-diversified mix of firms with sound fundamentals and superior growth potential versus their peers.

GALAXY VIP EQUITY FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 2002

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

CONSUMER STAPLES                31%
FINANCE                         18%
INDUSTRIAL                      13%
TECHNOLOGY                      12%
CONSUMER CYCLICAL               10%
ENERGY                           9%
OTHER COMMON STOCKS,
CONVERTIBLE PREFERRED STOCK,
REPURCHASE AGREEMENT & NET
OTHER ASSETS AND LIABILITIES     7%

GALAXY VIP EQUITY FUND
GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                Galaxy VIP
                S&P 500 Index   Equity Fund
01/11/93           $10,000        $10,000
12/31/93           $11,009        $10,450
12/31/94           $11,151        $10,813
12/31/95           $15,336        $13,706
12/31/96           $20,762        $16,595
12/31/97           $27,686        $21,198
12/31/98           $35,648        $26,184
12/31/99           $43,145        $33,299
12/31/00           $35,571        $32,694
12/31/01           $31,347        $26,754
12/31/02           $24,421        $19,360

* SINCE INCEPTION ON 1/11/93. THE S&P 500 INDEX, IN WHICH INVESTORS CANNOT INVEST, IS AN UNMANAGED INDEX OF 500 LEADING STOCKS. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND. RESULTS FOR THE INDEX ARE CALCULATED SINCE 12/31/92 BECAUSE THE INDEX RETURNS ARE CALCULATED AT MONTH-END ONLY.

PORTFOLIO REVIEWS

[BEGIN SIDEBAR]
[PHOTO OMITTED - GREGORY M. MILLER]

GREGORY M. MILLER BECAME MANAGER OF THE GALAXY VIP GROWTH AND INCOME FUND IN 1998. HE HAS MANAGED EQUITY PORTFOLIOS SINCE 1988.
[END SIDEBAR]

GALAXY VIP GROWTH AND INCOME  FUND

GREGORY M. MILLER
PORTFOLIO MANAGER
      The Galaxy VIP Growth and Income Fund seeks to provide a relatively high total return through long-term capital appreciation and current income. The Fund invests in a diversified portfolio consisting primarily of common stocks selected through traditional research techniques. The Fund's modest income orientation is intended both to enhance returns and dampen share price volatility.
      In the difficult market of 2002, investors continued to favor the value-oriented stocks over stocks of growth-oriented firms. The Fund concentrates its investments in value-oriented stocks and many of the Fund's individual holdings outperformed during this time. However, the underperformance of other positions caused the Fund to lag its market benchmark for the reporting period. For the 12 months ended December 31, 2002, the Fund had a total return of -26.28%. That compares to a total return of -22.09% for the S&P 500 Index, which includes both growth and value stocks, and an average total return of -18.97% for the multi-cap value funds tracked by Lipper, which includes stocks from the better-performing mid-cap and small-cap sectors where the Fund had fewer investments.

INCREASED CONSUMER HOLDINGS
      As in 2001, Fund returns benefited from the outperformance by individual positions in the financial sector. Offsetting these were a less positive selection of health care stocks and an underweighting in the less attractively priced, but better-performing, consumer staples sector. The Fund's relative performance was also diminished by a somewhat underweighted position in the technology sector, which led the market rally in the fourth quarter of 2002.
      While the Fund remained underweighted in consumer staples stocks when the reporting period ended, we did find investment opportunities in the sector during the final months of the reporting period. We also increased positions in the consumer discretionary sector during the year, as well as in the financial sector. To make these purchases, we reduced holdings in health care stocks.

SEEKING INDIVIDUAL ISSUES WITH GOOD VALUE
      Although the performance gap between growth- and value-oriented stocks has narrowed in recent months, value-oriented issues should be more attractive to investors while economic and market uncertainties persist. Investors may favor the more dependable earnings and stronger dividends offered by larger companies. Increasingly, however, we believe that individual stock selection will play the dominant role in portfolio performance.
      As an economic recovery unfolds, the Fund should benefit from overweighted positions in the more cyclical industrial and energy sectors. In months to come, we plan to continue looking for value opportunities in the consumer staples sector. We may also add holdings in utilities stocks, which offer attractive prices and may benefit from any cut in the federal tax on dividend income. Believing that the technology area remains vulnerable to future price declines, we do not yet expect to add significantly to that sector.

GALAXY VIP GROWTH AND INCOME FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 2002

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

FINANCE                                 23%
CONSUMER STAPLES                        17%
COMMUNICATIONS                          13%
INDUSTRIAL                              11%
TECHNOLOGY                              11%
ENERGY                                  11%
CONSUMER CYCLICAL                        8%
BASIC MATERIALS                          3%
OTHER COMMON STOCKS, REPURCHASE
AGREEMENT & NET OTHER
ASSETS AND LIABILITIES                   3%

GALAXY VIP GROWTH AND INCOME FUND
GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                        Galaxy VIP
                        Growth and
         S&P 500 Index  Income Fund
03/04/98    $10,000       $10,000
12/31/98    $11,864       $10,372
06/30/99    $13,333       $11,777
12/31/99    $14,359       $11,136
06/30/00    $14,297       $11,316
12/31/00    $13,053       $11,756
06/30/01    $12,179       $11,605
12/31/01    $11,502       $11,292
06/30/02     $9,990        $9,714
12/31/02     $8,961        $8,324

* SINCE INCEPTION ON 3/4/98. THE S&P 500 INDEX, IN WHICH INVESTORS CANNOT INVEST, IS AN UNMANAGED INDEX OF 500 LEADING STOCKS. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND. RESULTS FOR THE INDEX ARE CALCULATED SINCE 2/28/98 BECAUSE THE INDEX RETURNS ARE CALCULATED AT MONTH-END ONLY.

PORTFOLIO REVIEWS

[BEGIN SIDEBAR]
[PHOTO OMITTED - WILLIAM GARRISON]

WILLIAM GARRISON BECAME PORTFOLIO MANAGER OF THE GALAXY VIP SMALL COMPANY GROWTH FUND IN JUNE OF 2002. HE HAS MANAGED SMALL COMPANY PORTFOLIOS FOR FLEET, AND ITS PREDECESSORS, SINCE 1998.
[END SIDEBAR]

GALAXY VIP SMALL COMPANY
GROWTH FUND

WILLIAM GARRISON
PORTFOLIO MANAGER
      The Galaxy VIP Small Company Growth Fund seeks capital appreciation by investing primarily in the securities of small companies with market capitalizations of $1.5 billion or less.
      During a year when weak economic data, concerns over war and continued investor anxiety led to an overall market decline, investors generally favored value stocks over growth stocks. The Galaxy VIP Small Company Growth Fund was not spared in this environment, posting a total return of -32.93% for the 12 months ended December 31, 2002. Over the same time, small-cap growth funds tracked by Lipper had an average total return of -30.82% and the Russell 2000, which includes both growth and value stocks, had a total return of -20.48%.

A FEW BRIGHT SPOTS
      From the start of the reporting period, the Fund was positioned to benefit from an expanding economy. This strategy helped returns when a recovery appeared probable during the first quarter of 2002 and again when investor optimism returned in the fourth quarter. Despite ongoing uncertainty about the recovery, we remained confident in the power of the consumer and maintained an overweighted position in the consumer discretionary sector throughout the year. Solid spending by consumers sustained relatively strong earnings for several retail holdings, leading to overall outperformance by the Fund's investments in that sector.
      Additional overweighting in the better-performing energy sector also aided returns. We believe that higher prices for both oil and natural gas will continue into 2003 and provide strong relative price performance for stocks of many small-cap energy companies.
      These positives helped offset the negative effect of a significant underweighting in the financial sector - which outperformed as falling interest rates, increased home refinancing and an improving insurance environment led to solid relative earnings growth for financial firms. Poor performance from positions in health care service firms and biotechnology companies also diminished Fund returns. Health care service firms, particularly hospital operators, were hurt during the year by concerns over changes in Medicare reimbursement policies and industry consolidation. The biotechnology sector suffered from concerns over the ability of firms to receive FDA approval for their products and a general lack of appetite among investors for young companies that have not yet achieved profitability. Although we continue to believe in the potential of many biotechnology firms, we reduced the Fund's exposure to this sector during the period.
      The difficult environment for the technology sector continued in 2002. While the outlook for the sector remains tempered, we are selectively investing in areas that we believe are best positioned to benefit once business spending improves. We remain overweighted in stocks of semiconductor equipment and application software firms, believing that these industries should be among the first to recover in a strengthening economy.

SMALLER FIRMS POISED FOR RECOVERY
      Although a federal stimulus package and continued strength in consumer spending will likely improve economic conditions as 2003 progresses, the prices for many small-cap stocks still reflect significant economic uncertainty and will likely remain volatile while the timing and depth of an economic recovery remain unclear. As the economy recovers, cost cuts and other measures taken by many smaller firms should drive strong earnings growth in the sector. In addition, small companies are generally not as burdened by underfunded pension plans as are larger firms.
      We continue to position the Fund for a modest recovery. While keeping the portfolio well diversified on both a sector and individual stock basis, we intend to maintain our emphasis on companies whose solid management, strong balance sheets and defendable market positions have prepared them for above-average earnings growth.

PORTFOLIO REVIEWS

GALAXY VIP SMALL COMPANY GROWTH FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 2002

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

CONSUMER STAPLES                        33%
CONSUMER CYCLICAL                       16%
INDUSTRIAL                              14%
TECHNOLOGY                              13%
ENERGY                                  11%
FINANCE                                  7%
OTHER COMMON STOCKS, REPURCHASE
AGREEMENT & NET OTHER ASSETS
AND LIABILITIES                          6%

GALAXY VIP SMALL COMPANY GROWTH FUND
GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                             Galaxy VIP Small
          Russell 2000      Company Growth Fund
04/17/98     $10,000              $10,000
12/31/98      $8,806               $8,932
06/31/99      $9,623               $9,783
12/31/99     $10,678              $14,959
06/30/00     $11,003              $16,202
12/31/00     $10,355              $13,600
06/30/01     $11,074              $14,310
12/31/01     $10,613              $13,577
06/30/02     $10,114              $10,712
12/31/02      $8,439               $9,106

* SINCE INCEPTION ON 4/17/98. THE RUSSELL 2000, IN WHICH INVESTORS CANNOT INVEST, IS AN UNMANAGED INDEX OF 2000 SMALL COMPANY STOCKS. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND. RESULTS FOR THE INDEX ARE CALCULATED SINCE 4/30/98 BECAUSE THE INDEX RETURNS ARE CALCULATED AT MONTH-END ONLY.


GALAXY VIP COLUMBIA
REAL ESTATE EQUITY FUND II

DAVID W. JELLISON
PORTFOLIO MANAGER
      The Galaxy VIP Columbia Real Estate Equity Fund II seeks capital appreciation and above-average current income. The Fund invests primarily in the equity securities of real estate companies, including real estate investment trusts (REITs).
      As in the previous two years, REITs outperformed the stock market as a whole in 2002. In addition to relatively stable earnings, REITs benefited from a lack of accounting controversies versus other sectors and from high dividend yields at a time of historically low interest rates. Although the Fund lagged its market benchmark earlier in the year, it outperformed strongly enough in the fourth quarter to make up most of the difference. For the reporting period, the Fund outpaced other funds with similar investment objectives.
      For the 12 months ended December 31, 2002, the Galaxy VIP Columbia Real Estate Equity Fund II had a total return of 2.57%. During the same time, the National Association of Real Estate Investment Trusts Index (NAREIT Index) had a total return of 3.82% and the real estate funds tracked by Lipper had an average total return of 2.66%.

DELAYED RECOVERY HURTS SEVERAL SECTORS
      One of the most significant factors contributing to the Fund's underperformance versus the NAREIT Index earlier in the year was an overweighting in the office sector, which performed poorly as the delayed economic recovery postponed an anticipated rebound in office demand. A second factor was the fund's underweighting in REITs from the lodging sector, which were strong performers in the first quarter of 2002. The third negative factor was due to a poor performance by paper and forest product securities that we had added to the portfolio in the middle of the year, on expectations that such economically cyclical issues would do well in a recovering economy.
      Offsetting these factors was a strong performance by holdings in retail REITs, which represented a sizable position in the Fund. The overweighted position in retail REITs continued to benefit the Fund in the fourth quarter, along with an overweighted position in the better-performing industrial sector. Performance in the fourth quarter also improved with a strong rebound by paper and forest product stocks, which we had increased as it looked like a recovery might finally be on the way. Other positives included an underweighting in the still poorly performing office sector, an underweighting in the very weak residential sector and an increased weighting in the lodging sector, which continued to outperform.
      In addition to trimming the Fund's position in office REITs, we reduced holdings in both the retail and industrial groups during the reporting period. Although the industrial sector had performed relatively well, recovery in that sector is proceeding more slowly than we had hoped. In the retail sector, we took profits in REITs that had performed particularly well.


[BEGIN SIDEBAR]
[PHOTO OMITTED - DAVID W. JELLISON]

DAVID W. JELLISON HAS MANAGED THE GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II SINCE ITS INCEPTION IN MARCH 1998. A VICE PRESIDENT WITH COLUMBIA MANAGEMENT, HE HAS SERVED AS A FINANCIAL ANALYST AND PORTFOLIO MANAGER SINCE 1992.

PORTFOLIO REVIEWS

PREPARED FOR A RECOVERY
      REITs tend to be "late cycle" stocks and may be among the last to benefit from an economic recovery. As a recovery takes shape, REITs could thus underperform the stock market as a whole. With sizable holdings in the more economically sensitive industrial, retail and lodging sectors, however, we feel the Fund is properly positioned for a recovery. The Fund should also benefit from the additions of paper and forest product stocks, which should perform well as a recovery provides greater pricing power to companies in those sectors.

GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II
DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 2002

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

REAL ESTATE                     81%
BASIC MATERIALS                  9%
U.S. GOVERNMENT OBLIGATION,
INVESTMENT COMPANY & NET
OTHER ASSETS AND LIABILITIES     6%
CONSUMER CYCLICAL                4%

GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II
GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                                 Galaxy
                                            VIP Columbia Real
         NAREIT Index   S&P 500 Index     Estate Equity Fund II
03/03/98    $10,000        $10,000               $10,000
12/31/98     $8,482        $11,864                $9,043
06/30/99     $8,887        $13,331                $9,442
12/31/99     $8,090        $14,359                $8,669
06/30/00     $9,156        $14,298                $9,875
12/31/00    $10,168        $13,053               $11,168
06/30/01    $11,825        $12,179               $11,775
12/31/01    $11,584        $11,502               $11,666
06/30/02    $13,169         $9,990               $13,010
12/31/02    $12,026         $8,961               $11,966

* SINCE INCEPTION ON 3/3/98. THE NAREIT INDEX IS AN UNMANAGED INDEX, IN WHICH INVESTORS CANNOT INVEST, OF ALL TAX QUALIFIED REITS LISTED ON THE NEW YORK STOCK EXCHANGE, THE AMERICAN STOCK EXCHANGE AND THE NASDAQ, WHICH HAVE 75% OR MORE OF THEIR GROSS INVESTED BOOK ASSETS INVESTED DIRECTLY OR INDIRECTLY IN THE EQUITY OWNERSHIP OF REAL ESTATE. ONLY COMMON SHARES ISSUED BY A REIT ARE INCLUDED IN THIS MARKET WEIGHTED INDEX, WHICH INCLUDES DIVIDENDS IN THE MONTH BASED UPON THEIR PAYMENT DATE. RESULTS FOR THE NAREIT INDEX DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND. THE S&P 500 INDEX, IN WHICH INVESTORS CANNOT INVEST, IS AN UNMANAGED INDEX OF 500 LEADING STOCKS. RESULTS FOR THE INDICES DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND. RESULTS FOR THE INDICES ARE CALCULATED SINCE 2/28/98 BECAUSE THE INDICES RETURNS ARE CALCULATED AT MONTH-END ONLY.

PORTFOLIO REVIEWS

[BEGIN SIDEBAR]
[PHOTO OMITTED - HARVEY HIRSCHHORN]

HARVEY HIRSCHHORN HAS MANAGED THE EQUITY PORTION OF THE GALAXY VIP ASSET ALLOCATION FUND SINCE JULY OF 2002. HE HAS MANAGED INVESTMENT PORTFOLIOS FOR FLEET, AND ITS PREDECESSORS, SINCE 1973.

[PHOTO OMITTED - DAVID LINDSAY]

DAVID LINDSAY HAS MANAGED THE FIXED INCOME PORTION OF THE GALAXY VIP ASSET ALLOCATION FUND SINCE JANUARY OF 1997. HE HAS MANAGED INVESTMENT PORTFOLIOS FOR FLEET, AND ITS PREDECESSORS, SINCE 1986.
[END SIDEBAR]

GALAXY VIP ASSET ALLOCATION FUND

HARVEY HIRSCHHORN, CFA AND
DAVID LINDSAY, CFA
PORTFOLIO MANAGERS
      The Galaxy VIP Asset Allocation Fund seeks a high total return by providing both a current level of income that is greater than that provided by the popular stock market averages, as well as long-term growth in the value of its assets. The Fund invests in a diversified portfolio of equity, bond and short-term obligations.
      During the 12 months ended December 31, 2002, a sizable weighting in fixed income securities helped offset deep losses in the large-cap equity holdings where the Fund concentrates its stock investments. With overweightings in certain underperforming equity sectors, however, the Fund's returns lagged those for funds with similar investment objectives.
      For the 12 months ended December 31, 2002, the Fund had a total return of -15.92%. That compares to an average total return of -10.32% for the flexible portfolio funds tracked by Lipper. During the period, the S&P 500 Index, which tracks the performance of stocks only, had a total return of -22.09% and the Dow Jones Industrial Average (DJIA), which tracks the "price only" performance of 30 blue chip stocks, had a total return of -15.04%.

DIVERSIFYING THE PORTFOLIO
      Before the reporting period started, we had traded stocks of telecommunications firms and companies vulnerable to accounting concerns for issues in the industrial, financial and health care sectors. Good relative performance by these other equity positions in the first half of the reporting period were offset in the second half by the disappointing performance of certain consumer discretionary, health care, financial and industrial holdings.
      Starting in July of 2002, we trimmed many overweighted individual stock positions and added new holdings. These additions included stocks of medium-sized firms, which we thought would be less vulnerable to accounting concerns, as well as attractively priced foreign issues. As stock prices declined, the Fund benefited from underweightings in the lesser-performing telecommunications and utilities sectors and overweightings in the better-performing health care and energy sectors.
      Although we shifted money from bonds to stocks during the period, the Fund's fixed income weighting remained above 40% for most of 2002. During the year, we trimmed holdings in Treasuries to purchase attractively priced corporate issues. While corporates underperformed for the year, the Fund benefited from concentrating on higher quality corporate issues, which outperformed lower quality ones. Returns were further enhanced by sizable investments in asset-backed securities and dollar-denominated Yankee bonds issued in the US by foreign companies and governments, two sectors that also outperformed.

POSITIONED FOR RECOVERY
      If an improving economy boosts stock prices in 2003, as we expect, large-cap stocks initially should benefit from improved valuations and investor preference for holdings with good liquidity. In this environment, we plan to continue trading bonds for stocks. As the year unfolds, and the economy continues to improve, we expect to make additional commitments to foreign stocks and issues outside the large-cap sector.
      In a recovering economy, the fixed income portfolio should benefit from the increased emphasis on corporate bonds, which includes a larger position in attractively priced corporates with medium credit quality. A larger weighting in mortgages should also enhance returns, as rising interest rates reduce home loan prepayments. As in recent months, we will probably sell Yankee bonds that have outperformed to pay for additions on the equity side of the portfolio, as well as higher-grade industrial bonds and asset-backed securities whose prices have become less attractive.

PORTFOLIO REVIEWS

GALAXY VIP ASSET ALLOCATION FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 2002

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

COMMON STOCKS                           63%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS  15%
CORPORATE NOTES AND BONDS               15%
ASSET-BACKED SECURITIES                  4%
FOREIGN BONDS, MUNICIPAL SECURITY,
REPURCHASE AGREEMENT & NET OTHER
ASSETS AND LIABILITIES                   3%

GALAXY VIP ASSET ALLOCATION FUND
GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                      Galaxy VIP Asset
          S&P 500 INDEX      DJIA     Allocation Fund
02/06/93     $10,000       $10,000        $10,000
12/31/93     $10,900       $11,637        $10,530
12/31/94     $11,041       $12,221        $10,304
12/31/95     $15,185       $16,736        $13,367
12/31/96     $20,558       $21,574        $15,328
12/31/97     $27,414       $26,948        $18,245
12/31/98     $35,298       $31,843        $21,440
12/31/99     $42,721       $40,532        $22,955
12/31/00     $35,277       $38,629        $23,454
12/31/01     $31,087       $36,534        $21,702
12/31/02     $24,219       $31,038        $18,248

* SINCE INCEPTION ON 2/6/93. THE S&P 500 INDEX, IN WHICH INVESTORS CANNOT INVEST, IS AN UNMANAGED INDEX OF 500 LEADING STOCKS. THE DJIA, IN WHICH INVESTORS CANNOT INVEST, TRACKS THE "PRICE ONLY" PERFORMANCE OF 30 BLUE CHIP STOCKS. RESULTS FOR THE INDICES DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND. RESULTS FOR THE INDICES ARE CALCULATED SINCE 1/31/93 BECAUSE THE INDICES RETURNS ARE CALCULATED AT MONTH-END ONLY.

GALAXY VIP QUALITY PLUS BOND FUND

MARIE SCHOFIELD
PORTFOLIO MANAGER
      The Galaxy VIP Quality Plus Bond Fund seeks a high level of current income consistent with prudent risk of capital. The Fund invests primarily in US government securities and corporate issues rated in the four highest rating categories by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Ratings Group (S&P) or unrated issuers of comparable quality. At least 50% of the Fund's total assets are invested in issues rated in the two highest rating categories or unrated issues of comparable quality.
      In a year when bonds with higher credit quality and intermediate maturities outperformed, the Fund benefited from an emphasis on these areas. Defensive positioning on credit quality and broad diversification through smaller position sizes was also beneficial and helped the Fund earn a total return of 10.33% for the 12 months ended December 31, 2002, versus an average total return of 8.53% for the A-rated corporate bond funds tracked by Lipper. Over the same time, the Lehman Brothers Government/ Credit Bond Index earned a total return of 11.04%. On December 31, 2002, the Fund had a 30-day SEC yield of 3.53%.

CORPORATE POSITIONS INCREASE
      During 2002, we significantly reduced the Fund's holdings in government issues and increased investments in high quality corporate bonds. Many of these purchases came from cyclical sectors that we believed could outperform in an economic recovery. We also selectively added corporates of higher credit quality (rated A or better), which offered yields and prices that were quite attractive. After outperforming in the first half of 2002, when the recovery appeared to be on track, corporates generally underperformed as the recovery stalled. Within the corporate sector, however, the higher quality issues where we focused the Fund's investments outperformed. In keeping with our expectation for stable, though muted, growth in the economy, we began to add lower quality issues (rated
BBB) in the fourth quarter.
      Other additions included mortgage-backed and asset-backed securities. These positions performed well in the first half of the year, when stable interest rates slowed home loan prepayments and the payoff of credit card debt. Later, when rates fell and mortgage-backed securities suffered from accelerated prepayments, these issues generally underperfomed Treasuries. The Fund benefited from an outperformance by the more "seasoned" mortgages with lower prepayment risk that we had emphasized. Additions of foreign debt also enjoyed a solid relative performance during the year.

[BEGIN SIDEBAR]
[PHOTO OMITTED- MARIE SCHOFIELD]

MARIE SCHOFIELD HAS MANAGED THE GALAXY VIP QUALITY PLUS BOND FUND SINCE MARCH 1996. SHE HAS MANAGED FIXED INCOME ASSETS SINCE 1975.
[END SIDEBAR]

PORTFOLIO REVIEWS

      For most of 2002 we used a "bulleted" structure for the portfolio that gave greater emphasis to intermediate maturities. This strategy gave added weight to short and intermediate maturities, which outperformed for the year. Whatever minimal yield we sacrificed by emphasizing shorter-term issues was more than offset with the better yields offered by increased positions in non-government securities.

STILL POISED FOR RECOVERY
      Although we plan to maintain our emphasis on higher credit quality in months to come, we may further increase holdings in lesser quality issues, which we expect to outperform as a recovery takes hold. To pay for these purchases, we will probably further reduce investments in US government agencies and trim some of the Fund's higher quality corporate holdings that have performed particularly well.
      Given the recent outperformance by issues in the intermediate part of the yield curve, we have started to move toward a "barbelled" portfolio structure that concentrates on shorter- and longer-term maturities. Once the recovery is underway, we may give added attention to shorter-term issues, whose prices tend to hold up better than the prices of longer maturities when interest rates rise.

GALAXY VIP QUALITY PLUS BOND FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 2002

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

CORPORATE NOTES AND BONDS               49%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS  23%
MORTGAGE-BACKED SECURITIES              11%
ASSET-BACKED SECURITIES                  6%
FOREIGN BONDS                            6%
REPURCHASE AGREEMENT & NET
OTHER ASSETS AND LIABILITIES             5%

GALAXY VIP QUALITY PLUS BOND FUND
GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

           Lehman Brothers
          Government/Credit  Galaxy VIP Quality
             Bond Index        Plus Bond Fund
01/31/93      $10,000              $10,000
12/31/93      $10,604              $10,867
12/31/94       $9,984              $10,486
12/31/95      $12,294              $12,094
12/31/96      $12,443              $12,487
12/31/97      $13,657              $13,656
12/31/98      $14,950              $14,981
12/31/99      $14,629              $14,415
12/31/00      $16,920              $16,271
12/31/01      $18,359              $17,487
12/31/02      $20,385              $19,294

* SINCE INCEPTION ON 1/21/93. THE LEHMAN BROTHERS GOVERNMENT/
  CREDIT BOND INDEX, IN WHICH INVESTORS CANNOT INVEST, IS AN UNMANAGED INDEX OF US TREASURY OBLIGATIONS AND THE DEBT OF US GOVERNMENT AGENCIES AS WELL AS ALL PUBLICLY ISSUED, FIXED RATE, NON-CONVERTIBLE INVESTMENT GRADE DOLLAR-DENOMINATED AND SEC-REGISTERED CORPORATE DEBT. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND. RESULTS FOR THE INDEX ARE CALCULATED SINCE 1/31/93 BECAUSE THE INDEX RETURNS ARE CALCULATED AT MONTH-END ONLY.

PORTFOLIO REVIEWS

[BEGIN SIDEBAR]
[PHOTO OMITTED - JEFFREY L. RIPPEY]

JEFFREY L. RIPPEY HAS MANAGED THE GALAXY VIP COLUMBIA HIGH YIELD FUND II SINCE 1998. A VICE PRESIDENT OF COLUMBIA MANAGEMENT, MR. RIPPEY HAS MANAGED FIXED INCOME PORTFOLIOS SINCE 1981.

[PHOTO OMITTED - KURT M. HAVNAER]

KURT M. HAVNAER, ALSO A VICE PRESIDENT OF COLUMBIA MANAGEMENT, HAS SERVED AS CO-MANAGER OF THE FUND SINCE 2000.
[END SIDEBAR]

GALAXY VIP
COLUMBIA HIGH YIELD FUND II

JEFFREY L. RIPPEY AND KURT M. HAVNAER
PORTFOLIO MANAGERS
      The Galaxy VIP Columbia High Yield Fund II seeks high current income with a secondary objective of capital appreciation. The Fund invests primarily in high yielding corporate bonds rated Ba or lower by Moody's (junk bonds), with no more than 10% of its assets in bonds rated below B.
      Weak equity market performance, combined with continued pressure on bonds from the telecommunications sector, contributed to negative returns for high yield issues during 2002. For most of this time, prices for the better quality high yield issues where the Fund concentrates its investments tended to fare better than the prices for issues of lower credit quality. For the 12 months ended December 31, 2002, the Galaxy VIP Columbia High Yield Fund II posted a total return of 2.74%. During the same time, the Merrill Lynch US High Yield Cash Pay Index had a total return of -1.14% and the high yield bond funds tracked by Lipper had an average total return of -0.69%.

ECONOMIC CONCERNS DRAG DOWN HIGH YIELD MARKET
      After rallying strongly from January through April, the high yield market turned negative from May through early October. The downturn was due largely to ongoing irregularities in corporate accounting that generally undermined investor confidence, as well as accounting irregularities reported by WorldCom that brought significant weakness to bonds from the telecommunication sector. The high yield market then strengthened from mid-October through the end of the year, buoyed by a surprisingly large cut in interest rates by the Fed and renewed signs that the economy might be recovering.
      During the first three quarters of 2003, the Fund benefited from underweightings in both the poorly performing telecommunications and technology sectors, as well as from its overall emphasis on high yield issues with better credit quality and an outperformance by many individual holdings. These positives helped offset disappointing returns from the cable sector, which suffered from a preference by investors for companies with positive free cash flow as well as from revelations of accounting fraud. During the fourth quarter, many of the Fund's best-performing issues came from the cable sector.
      During the first half of the reporting period, we traded certain positions in debt of telecommunications, cable and electric utility firms for economically defensive issues in the food, beverage and consumer product sectors. We also purchased issues from attractively priced sectors such as hotel, homebuilding and gaming. In the second half of the year, we purchased holdings in the oil and gas, telecommunications, broadcasting and capital goods sectors. Besides providing the Fund with attractive yields, these additions helped to diversify the portfolio in an uncertain economic environment.

LOOKING AHEAD
      If the economy recovers in coming months, and interest rates start to rise, bond prices as a whole are likely to weaken. In that environment, the high yield sector would probably perform relatively well due to the attractive values that it still enjoys. With expectations for a slowly improving economy, we plan to continue looking for opportunities in high yield issues with better credit quality and good value that can particularly benefit from a recovery.

PORTFOLIO REVIEWS

GALAXY VIP COLUMBIA HIGH YIELD FUND II
DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 2002

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

CORPORATE NOTES AND BONDS               96%
FOREIGN BOND, INVESTMENT COMPANY &
NET OTHER ASSETS AND LIABILITIES         4%

GALAXY VIP COLUMBIA HIGH YIELD FUND II
GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

          Merrill Lynch US High                    Galaxy
          Yield, Cash Pay Index         VIP Columbia High Yield Fund II
03/03/98          $10,000                          $10,000
12/31/98          $10,172                          $10,739
06/30/99          $10,351                          $10,592
12/31/00          $10,332                          $11,022
06/30/00          $10,210                          $11,120
12/31/00           $9,941                          $11,426
06/30/01          $10,424                          $11,840
12/31/01          $10,557                          $12,133
06/30/02          $10,103                          $12,068
12/31/02          $10,436                          $12,465

* SINCE INCEPTION ON 3/3/98. THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX, IN WHICH INVESTORS CANNOT INVEST, IS AN UNMANAGED INDEX COMPRISED OF NON-INVESTMENT GRADE CORPORATE BONDS. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND. RESULTS FOR THE INDEX ARE CALCULATED SINCE 2/28/98 BECAUSE THE INDEX RETURNS ARE CALCULATED AT MONTH-END ONLY.

                           GALAXY VIP FUND INFORMATION

[BEGIN SIDEBAR]
      TRUSTEES AND PRINCIPAL
        EXECUTIVE OFFICERS
       Dwight E. Vicks, Jr.
       CHAIRMAN AND TRUSTEE

          John T. O'Neill
              TRUSTEE

         Louis DeThomasis,
           F.S.C., Ph.D.
              TRUSTEE

         Kenneth A. Froot
              TRUSTEE

           James M. Seed
              TRUSTEE

         Donald B. Miller
         EMERITUS TRUSTEE

        Bradford S. Wellman
         EMERITUS TRUSTEE

          Keith T. Banks
             PRESIDENT

       J. Kevin Connaughton
             TREASURER

             W. Bruce
          McConnel, Esq.
             SECRETARY

        INVESTMENT ADVISORS
         Fleet Investment
           Advisors Inc.
        100 Federal Street
         Boston, MA 02110

      Columbia Management Co.
      1300 S.W. Sixth Avenue
           P.O. Box 1530
      Portland, OR 97207-1350

           ADMINISTRATOR
         Fleet Investment
           Advisors Inc.
        100 Federal Street
         Boston, MA 02110

            DISTRIBUTOR
           Liberty Funds
         Distributor, Inc.
       One Financial Center
       Boston, MA 02111-2621

       INDEPENDENT AUDITORS
         Ernst &Young LLP
       200 Clarendon Street
         Boston, MA 02116

           LEGAL COUNSEL
     Drinker Biddle &Reath LLP
         One Logan Square
      18th and Cherry Streets
         Philadelphia, PA
            19103-6996
[END SIDEBAR]

This report is submitted for the general information of shareholders of The Galaxy VIP Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for The Galaxy VIP Fund, which contains more information concerning investment policies, fees and expenses and other pertinent information. For complete information, and before making an investment decision on any of the Funds of The Galaxy VIP Fund, you should request a prospectus from Liberty Funds Distributor, Inc. by calling toll-free 800-345-6611. Read the prospectus carefully before you invest.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., COLUMBIA MANAGEMENT CO., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE US GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


                         [LOGO OMITTED - RECYCLE LOGO]


                   This report was printed on recycled paper.

     MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002


   PAR VALUE                                             VALUE
  ----------                                           ---------

COMMERCIAL PAPER - 37.37%

                FINANCE - 37.37%

 $  700,000     American Express Credit Corp.
                1.32%, 01/24/03 (A)..............  $     699,410
    250,000     Amstel Funding Corp.
                1.39%, 02/10/03 (A) (B)..........        249,614
    282,000     Enterprise Funding Corp.
                1.38%, 01/06/03 (A) (B)..........        281,946
    700,000     General Electric Capital Corp.
                1.30%, 01/15/03 (A)..............        699,635
    640,000     Govco, Inc.
                1.33%, 01/24/03 (A) (B)..........        639,444
    700,000     Old Line Funding Corp.
                1.30%, 01/07/03 (A) (B)..........        699,846
    701,000     Preferred Receivable Funding
                1.37%, 01/06/03 (A) (B)..........        700,867
    525,000     UBS Finance (DE) LLC
                1.35%, 01/06/03 (A)..............        524,901
    700,000     Variable Funding Capital Corp.
                1.35%, 01/13/03 (A) (B)..........        699,685
    700,000     Windmill Funding Corp.
                1.79%, 01/07/03 (A) (B)..........        699,791
                                                   -------------
                TOTAL COMMERCIAL PAPER ..........      5,895,139
                                                   -------------
                (Cost $5,895,139)

MUNICIPAL SECURITIES - 23.25%

                FLORIDA - 4.32%

    680,000     Dade County, Expressway Authority
                1.55%, 07/01/19 (C)
                Insured: FGIC
                SPA: FGIC SPI....................        680,000
      2,000     Florida HFC, Affordable
                Housing Project
                Series A
                1.50%, 01/01/44 (C)
                Insured: MBIA
                SPA: Westdeutsche Landesbank GZ..          2,000
                                                   -------------
                                                         682,000
                                                   -------------

                GEORGIA - 4.34%

    685,000     Private Colleges & Universities
                Authority
                Emory University Project, Series B
                1.40%, 11/01/29 (C)..............        685,000
                                                   -------------

                MAINE - 4.44%

    700,000     Portland, Pension Bonds, GO
                1.50%, 06/01/26 (C)
                SPA: Landesbank
                Hessen-Thuringen GZ .............        700,000
                                                   -------------

   PAR VALUE                                             VALUE
  ----------                                           ---------

                MICHIGAN - 4.44%

 $  700,000     Detroit, Series B, GO
                1.50%, 05/01/05 (C)
                LOC: Bank One, N.A...............  $     700,000
                                                   -------------

                MINNESOTA - 4.44%

    700,000     Fairview Hospital & Healthcare Services
                ACES, Series A
                1.45%, 11/01/15 (C)
                Insured: MBIA
                SPA: U.S. Bank...................        700,000
                                                   -------------

                NEW YORK - 1.27%

    200,000     New York City, Subseries A-9, GO
                1.50%, 11/01/23 (C)
                Insured: FGIC
                SPA: FGIC SPI....................        200,000
                                                   -------------
                TOTAL MUNICIPAL SECURITIES ......      3,667,000
                                                   -------------
                (Cost $3,667,000)

U.S. AGENCY OBLIGATIONS - 13.40%

                FEDERAL HOME LOAN BANK - 12.44%

    350,000     5.00%, 02/14/03..................        351,348
    100,000     7.00%, 02/14/03..................        100,658
    500,000     7.25%, 05/15/03..................        510,490
    500,000     1.80%, 11/05/03..................        500,000
    500,000     1.86%, 11/10/03..................        500,000
                                                   -------------
                                                       1,962,496
                                                   -------------

                FEDERAL FARM CREDIT BANK - 0.96%

    150,000     6.80%, 01/27/03, MTN.............        150,510
                                                   -------------
                TOTAL U.S. AGENCY OBLIGATIONS ...      2,113,006
                                                   -------------
                (Cost $2,113,006)

CORPORATE NOTES  - 11.41%

    580,000     NBD Bank, N.A. Michigan
                Subordinated Note
                6.25%, 08/15/03..................        594,640
    500,000     Wal-Mart Stores, Inc., Senior Note
                4.38%, 08/01/03..................        505,850
    700,000     Wells Fargo Bank, N.A., BN
                1.36%, 11/24/03 (D)..............        700,000
                                                   -------------
                TOTAL CORPORATE NOTES ...........      1,800,490
                                                   -------------
                (Cost $1,800,490)


                       SEE NOTES TO FINANCIAL STATEMENTS.

MONEY MARKET FUND

DECEMBER 31, 2002


   PAR VALUE                                             VALUE
  ----------                                           ---------

REPURCHASE AGREEMENT - 14.71%

$ 2,320,000     Repurchase Agreement with:
                Greenwich Capital Markets, Inc.
                1.25%, Due 01/02/2003, dated 12/31/2002
                Repurchase Price $2,320,161
                (Collateralized by U.S. Treasury Bonds,
                Notes & Agency Obligations, 2.50% - 11.25%
                Due 02/01/2005 - 08/15/2023;
                Total Par $1,717,586
                Market Value $2,366,414).........  $   2,320,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......      2,320,000
                                                   -------------
                (Cost $2,320,000)
TOTAL INVESTMENTS - 100.14%......................     15,795,635
                                                   -------------
(Cost $15,795,635)

NET OTHER ASSETS AND LIABILITIES - (0.14)%.......        (21,662)
                                                   -------------
NET ASSETS - 100.00%.............................  $  15,773,973
                                                   =============

------------------------
(A)      Discount yield at time of purchase.
(B) Securities exempt from registration under Section 4(2) of the Securities Act of 1933, as amended. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. On December 31, 2002, these securities amounted to $3,971,193 or 25.18% of net assets.
(C) Variable rate demand notes are payable upon not more than one, seven or thirty business days notice. The interest rate shown reflects the rate in effect on December 31, 2002.
(D) Interest rate is reset at various time intervals. The interest rate shown reflects the rate in effect on December 31, 2002.
ACES     Automatically Convertible Securities
BN       Bank Note
FGIC     Federal Guaranty Insurance Corp.
FGIC SPI FGIC Securities Purchase, Inc.
GO       General Obligation
HFC      Housing Finance Corp.
LOC      Letter of Credit
MBIA     Municipal Bond Insurance Association
MTN      Medium Term Note
SPA      Stand-by Purchase Agreement


                       SEE NOTES TO FINANCIAL STATEMENTS.

     EQUITY FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002


    SHARES                                               VALUE
  ----------                                           ---------

COMMON STOCKS - 100.11%

                CONSUMER STAPLES - 31.00%

     15,000     Abbott Laboratories..............  $     600,000
     10,000     Alcon, Inc.*.....................        394,595
     15,000     Anheuser-Busch Cos., Inc.........        726,000
     25,000     Baxter International, Inc........        700,000
     12,500     Boston Scientific Corp.*.........        531,500
     50,000     Cendant Corp.*...................        524,000
     10,000     Coca-Cola Co. (The)..............        438,200
      5,000     Forest Laboratories, Inc.*.......        491,100
     15,000     Johnson & Johnson Co.............        805,650
     25,000     Kraft Foods, Inc.................        973,250
     20,000     Medtronic, Inc...................        912,000
     10,000     Merck & Co., Inc.................        566,100
     22,500     PepsiCo, Inc.....................        949,950
     30,000     Pfizer, Inc......................        917,100
     30,000     Pharmacia Corp...................      1,254,000
      7,500     Procter & Gamble Co..............        644,550
     20,000     Teva Pharmaceutical Industries,
                Ltd., ADR .......................        772,200
      8,000     Wellpoint Health Networks, Inc.*.        569,280
     20,000     Wyeth............................        748,000
                                                   -------------
                                                      13,517,475
                                                   -------------

                FINANCE - 17.70%

     15,000     American International Group, Inc.       867,750
     12,500     Bank of America Corp.............        869,625
     25,000     Bank of New York Co., Inc........        599,000
     32,500     Citigroup, Inc...................      1,143,675
     15,000     Fannie Mae.......................        964,950
     10,000     Goldman Sachs Group, Inc.........        681,000
     22,500     JPMorgan Chase & Co..............        540,000
     10,000     Marsh & McLennan Cos., Inc.......        462,100
     25,000     Mellon Financial Corp............        652,750
     20,000     Wells Fargo & Co.................        937,400
                                                   -------------
                                                       7,718,250
                                                   -------------

                INDUSTRIAL - 13.02%

      5,000     3M Co............................        616,500
     25,000     Celestica, Inc. (CA)*............        352,500
     60,000     Flextronics International,
                Ltd. (SI)* ......................        491,400
     35,000     General Electric Co..............        852,250
     12,500     Illinois Tool Works, Inc.........        810,750
      7,500     L-3 Communications Holdings, Inc.*       336,825
     15,000     Maxim Integrated Products, Inc.*.        495,600
      5,000     Northrop Grumman Corp............        485,000
     20,000     Raytheon Co......................        615,000
     10,000     United Technologies Corp.........        619,400
                                                   -------------
                                                       5,675,225
                                                   -------------

    SHARES                                               VALUE
  ----------                                           ---------

                TECHNOLOGY - 11.79%

     15,000     Applied Materials, Inc.*.........  $     195,450
     22,500     Automatic Data Processing, Inc...        883,125
     10,000     IBM Corp.........................        775,000
     12,500     Intel Corp.......................        194,625
     48,500     Microsoft Corp.*.................      2,507,450
     22,000     Teradyne, Inc.*..................        286,220
     20,000     Texas Instruments, Inc...........        300,200
                                                   -------------
                                                       5,142,070
                                                   -------------

                CONSUMER CYCLICAL - 9.92%

     15,000     Bed, Bath & Beyond, Inc.*........        517,950
     20,000     Costco Wholesale Corp.*..........        561,200
     25,000     CVS Corp.........................        624,250
     17,500     Home Depot, Inc..................        419,300
     40,000     Office Depot, Inc.*..............        590,400
     20,000     Target Corp......................        600,000
     20,000     Wal-Mart Stores, Inc.............      1,010,200
                                                   -------------
                                                       4,323,300
                                                   -------------

                ENERGY - 9.01%

     17,500     Baker Hughes, Inc................        563,325
     20,000     BP Plc, ADR......................        813,000
     20,000     ConocoPhillips...................        967,800
     10,000     Kerr-McGee Corp..................        443,000
     25,000     National-Oilwell, Inc.*..........        546,000
     15,000     Noble Corp.*.....................        527,250
     25,000     Williams Cos., Inc...............         67,500
                                                   -------------
                                                       3,927,875
                                                   -------------

                COMMUNICATIONS - 7.67%

     50,000     American Tower Corp., Class A*...        176,500
     40,000     Cisco Systems, Inc.*.............        524,000
     45,000     Disney (Walt) Co.................        733,950
     75,000     Liberty Media Corp., Series A*...        670,500
     27,500     Nokia Corp., ADR.................        426,250
     20,000     Viacom, Inc., Class B*...........        815,200
                                                   -------------
                                                       3,346,400
                                                   -------------
                TOTAL COMMON STOCKS .............     43,650,595
                                                   -------------
                (Cost $51,279,576)

CONVERTIBLE PREFERRED STOCK - 0.45%

     25,000     Williams Cos., 9.00%.............        199,250
                                                   -------------
                TOTAL CONVERTIBLE PREFERRED STOCK        199,250
                                                   -------------
                (Cost $625,000)


                       SEE NOTES TO FINANCIAL STATEMENTS.

EQUITY FUND

DECEMBER 31, 2002


   PAR VALUE                                             VALUE
  ----------                                           ---------

REPURCHASE AGREEMENT - 0.09%

 $   39,000     Repurchase Agreement with:
                Greenwich Capital Markets, Inc.
                1.25%, Due 01/02/2003, dated 12/31/2002
                Repurchase Price $39,003
                (Collateralized by U.S. Treasury Bonds,
                Notes & Agency Obligations, 2.50% - 11.25%
                Due 02/01/2005 - 08/15/2023;
                Total Par $28,873
                Market Value $39,780)............  $      39,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......         39,000
                                                   -------------
                (Cost $39,000)
TOTAL INVESTMENTS - 100.65%......................     43,888,845
                                                   -------------
(Cost $51,943,576)

NET OTHER ASSETS AND LIABILITIES - (0.65)%.......       (285,561)
                                                   -------------
NET ASSETS - 100.00%.............................  $  43,603,284
                                                   =============

----------------------------
*      Non-income producing security.
ADR    American Depositary Receipt
CA     Canadian Equity
SI     Singapore Equity

                       SEE NOTES TO FINANCIAL STATEMENTS.

     GROWTH AND INCOME FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002


    SHARES                                               VALUE
  ----------                                           ---------

COMMON STOCKS - 99.51%

                FINANCE - 22.70%

      3,150     ACE, Ltd.........................  $      92,421
      3,500     AFLAC, Inc.......................        105,420
      2,150     American International Group, Inc.       124,378
      2,200     Bank of America Corp.............        153,054
      3,600     Bank One Corp....................        131,580
      1,300     CIGNA Corp.......................         53,456
      4,700     Citigroup, Inc...................        165,393
      2,000     Countrywide Credit Industries, Inc.      103,300
      4,625     JPMorgan Chase & Co..............        111,000
      3,000     Lincoln National Corp............         94,740
      4,000     UnumProvident Corp...............         70,160
      1,950     Wells Fargo & Co.................         91,397
                                                   -------------
                                                       1,296,299
                                                   -------------

                CONSUMER STAPLES - 17.11%

      2,400     Anheuser-Busch Cos., Inc.........        116,160
      1,600     Avery Dennison Corp..............         97,728
      2,200     Bristol-Myers Squibb Co..........         50,930
      1,550     Johnson & Johnson Co.............         83,250
      2,200     Merck & Co., Inc.................        124,542
      2,600     PepsiCo, Inc.....................        109,772
      2,400     Pfizer, Inc......................         73,368
      3,200     Pharmacia Corp...................        133,760
      2,750     Safeway, Inc.*...................         64,240
      3,300     Wyeth............................        123,420
                                                   -------------
                                                         977,170
                                                   -------------

                COMMUNICATIONS - 13.03%

        800     AT&T Corp........................         20,888
      3,000     CenturyTel, Inc..................         88,140
      1,294     Comcast Corp., Class A*..........         30,500
      4,450     Disney (Walt) Co.................         72,579
      3,700     Harris Corp......................         97,310
      8,950     Motorola, Inc....................         77,417
      1,050     Omnicom Group, Inc...............         67,830
      4,100     SBC Communications, Inc..........        111,151
      2,500     Verizon Communications, Inc......         96,875
      2,000     Viacom, Inc., Class B*...........         81,520
                                                   -------------
                                                         744,210
                                                   -------------

                INDUSTRIAL - 11.24%

      1,200     3M Co............................        147,960
      4,000     General Electric Co..............         97,400
      4,200     Honeywell International, Inc.....        100,800
      2,400     Raytheon Co......................         73,800
      2,100     United Technologies Corp.........        130,074
      4,000     Waste Management, Inc............         91,680
                                                   -------------
                                                         641,714
                                                   -------------

    SHARES                                               VALUE
  ----------                                           ---------

                TECHNOLOGY - 10.78%

      5,700     Avnet, Inc.......................  $      61,731
      6,000     BMC Software, Inc.*..............        102,660
      2,850     Computer Sciences Corp.*.........         98,183
      3,000     Electronic Data Systems Corp.....         55,290
      1,900     IBM Corp.........................        147,250
      1,400     Microsoft Corp.*.................         72,380
      5,200     Texas Instruments, Inc...........         78,052
                                                   -------------
                                                         615,546
                                                   -------------

                ENERGY - 10.57%

      4,000     Baker Hughes, Inc................        128,760
      3,200     BP Plc, ADR......................        130,080
      1,450     ConocoPhillips...................         70,165
      3,300     Exxon Mobil Corp.................        115,302
      1,600     Kerr-McGee Corp..................         70,880
      3,800     Transocean Sedco Forex, Inc......         88,160
                                                   -------------
                                                         603,347
                                                   -------------

                CONSUMER CYCLICAL - 7.86%

      1,569     Carmax, Inc.*....................         28,054
      5,000     Circuit City Stores-Circuit
                City Group ......................         37,100
      6,050     Ford Motor Co....................         56,265
      2,700     Lowe's Cos., Inc.................        101,250
      3,700     McDonald's Corp..................         59,496
      2,650     Sherwin-Williams Co..............         74,862
      5,000     Staples, Inc.*...................         91,500
                                                   -------------
                                                         448,527
                                                   -------------

                BASIC MATERIALS - 3.45%

        400     Bowater, Inc.....................         16,780
      4,800     Pall Corp........................         80,064
      2,000     PPG Industries, Inc..............        100,300
                                                   -------------
                                                         197,144
                                                   -------------

                TRANSPORTATION - 2.77%

      2,300     British Airways Plc, ADR.........         51,428
      4,100     Burlington Northern Santa Fe Corp.       106,641
                                                   -------------
                                                         158,069
                                                   -------------
                TOTAL COMMON STOCKS .............      5,682,026
                                                   -------------
                (Cost $7,145,907)


                       SEE NOTES TO FINANCIAL STATEMENTS.

GROWTH AND INCOME FUND

DECEMBER 31, 2002


   PAR VALUE                                             VALUE
  ----------                                           ---------

REPURCHASE AGREEMENT - 0.67%

 $   38,000     Repurchase Agreement with:
                Greenwich Capital Markets, Inc.
                1.25%, Due 01/02/2003, dated 12/31/2002
                Repurchase Price $38,003
                (Collateralized by U.S. Treasury Bonds,
                Notes & Agency Obligations, 2.50% - 11.25%
                Due 02/01/2005 - 08/15/2023;
                Total Par $28,133
                Market Value $38,760)............  $      38,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......         38,000
                                                   -------------
                (Cost $38,000)
TOTAL INVESTMENTS - 100.18%......................      5,720,026
                                                   -------------
(Cost $7,183,907)

NET OTHER ASSETS AND LIABILITIES - (0.18)%.......        (10,039)
                                                   -------------
NET ASSETS - 100.00%.............................  $   5,709,987
                                                   =============

----------------------------
*      Non-income producing security.
ADR    American Depositary Receipt


                       SEE NOTES TO FINANCIAL STATEMENTS.

     SMALL COMPANY GROWTH FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002


    SHARES                                               VALUE
  ----------                                           ---------

COMMON STOCKS - 99.07%

                CONSUMER STAPLES - 32.63%

        300     Accredo Health, Inc.*............  $      10,575
        800     Adolor Corp.*....................         10,976
      1,800     American Healthways, Inc.*.......         31,500
        700     American Italian Pasta Co.,
                Class A* ........................         25,186
      2,000     American Medical Systems
                Holdings, Inc.* .................         32,420
        900     American Pharmaceutical
                Partners, Inc.* .................         16,020
        500     Arbitron, Inc.*..................         16,750
      1,300     Atrix Labs, Inc.*................         19,940
        900     Cell Genesys, Inc.*..............         10,036
        620     Charles River Associates, Inc.*..          8,779
        600     Constellation Brands, Inc.,
                Class A* ........................         14,226
        900     Corporate Executive Board Co.*...         28,728
        800     CV Therapeutics, Inc.*...........         14,576
        500     Education Management Corp.*......         18,800
      1,100     Enzon Pharmaceuticals, Inc.*.....         18,392
      2,100     First Horizon
                Pharmaceutical Corp.* ...........         15,704
        550     FirstService Corp.*..............          8,844
        500     FTI Consulting, Inc.*............         20,075
      3,500     Hooper Holmes, Inc...............         21,490
        400     IDEXX Laboratories, Inc.*........         13,140
      2,400     ILEX Oncology, Inc.*.............         16,944
      2,900     Integra LifeSciences
                Holdings Corp.* .................         51,185
        500     InterMune, Inc.*.................         12,755
      1,500     Jarden Corp.*....................         35,805
        800     Kroll, Inc.*.....................         15,264
        380     LifePoint Hospitals, Inc.*.......         11,374
      1,000     Ligand Pharmaceuticals, Inc.,
                Class B* ........................          5,370
      1,400     Medical Action Industries, Inc.*.         15,190
        800     Neopharm, Inc.*..................          8,112
        500     Neurocrine Biosciences, Inc.*....         22,830
      2,300     Noven Pharmaceuticals, Inc.*.....         21,229
        900     Performance Food Group Co.*......         30,563
        600     Priority Healthcare Corp.,
                Class B* ........................         13,920
      2,700     Protein Design Labs, Inc.*.......         22,950
      2,100     Province Healthcare Co.*.........         20,433
        700     Respironics, Inc.*...............         21,302
      1,300     Salix Pharmaceuticals, Ltd.*.....          9,087
        600     Scotts (The) Co., Class A*.......         29,424
      1,700     SICOR, Inc.*.....................         26,945
        600     SonoSite, Inc.*..................          7,842
        500     SOURCECORP, Inc. *...............          9,295
      1,600     Sylvan Learning Systems, Inc.*...         26,240
        700     Taro Pharmaceutical
                Industries, Ltd.* ...............         26,320
      2,000     Telik, Inc.*.....................         23,320
      1,760     Thoratec Corp.*..................         13,429
        800     Transkaryotic Therapies, Inc.*...          7,920
        800     WellChoice, Inc.*................         19,160
      1,000     Wright Medical Group, Inc.*......         17,459
        400     Zoll Medical Corp.*..............         14,268
                                                   -------------
                                                         912,092
                                                   -------------

    SHARES                                               VALUE
  ----------                                           ---------

                CONSUMER CYCLICAL - 16.21%

        700     Abercrombie & Fitch Co., Class A*  $      14,322
        400     Advance Auto Parts, Inc.*........         19,560
      5,010     American Classic Voyages Co.*....              1
      1,100     Ameristar Casinos, Inc.*.........         15,510
        400     Beazer Homes USA, Inc.*..........         24,240
      2,300     Charming Shoppes, Inc.*..........          9,614
        400     Cost Plus, Inc.*.................         11,468
      1,700     Daisytek International Corp.*....         13,481
        700     Electronics Boutique Holdings
                Corp.* ..........................         11,067
      1,700     Extended Stay America, Inc.*.....         25,075
      1,400     Gart Sports Co.*.................         27,090
        700     Guitar Center, Inc.*.............         11,592
        900     Hot Topic, Inc.*.................         20,592
      1,100     Mothers Work, Inc.*..............         38,753
        500     P.F. Chang's China Bistro, Inc.*.         18,150
        700     Panera Bread Co., Class A*.......         24,367
      1,200     Petco Animal Supplies, Inc.*.....         28,126
        500     Polaris Industries, Inc..........         29,300
        300     ScanSource, Inc.*................         14,790
      3,400     Scientific Games Corp., Class A*.         24,684
      1,200     Station Casinos, Inc.*...........         21,240
        600     Too, Inc.*.......................         14,112
        800     United Stationers, Inc.*.........         23,041
        800     Watsco, Inc......................         13,104
                                                   -------------
                                                         453,279
                                                   -------------

                INDUSTRIAL - 13.87%

      1,200     Applied Films Corp.*.............         23,988
      1,600     Armor Holdings, Inc.*............         22,032
      1,500     Constar International, Inc.*.....         17,625
      1,600     Crown Cork & Seal Co., Inc.*.....         12,720
        475     CUNO, Inc.*......................         15,732
        600     Cymer, Inc.*.....................         19,350
        800     DRS Technologies, Inc.*..........         25,064
      1,000     Genesee & Wyoming, Inc., Class A*         20,350
        300     Graco, Inc.......................          8,595
      1,100     Heartland Express, Inc.*.........         25,202
      1,533     HEICO Corp., Class A.............         12,678
        700     Integrated Defense Technologies,
                Inc.* ...........................         10,150
        900     Itron, Inc.*.....................         17,253
      1,300     Maverick Tube Corp.*.............         16,939
      1,200     Methode Electronics, Inc., Class A        13,164
        700     MTC Technologies, Inc.*..........         17,710
      1,600     NS Group, Inc.*..................         10,432
        300     Old Dominion Freight Line, Inc.*.          8,505
        300     Photon Dynamics, Inc.*...........          6,840
        500     Planar Systems, Inc.*............         10,315
        600     Stericycle, Inc.*................         19,427
        300     Triumph Group, Inc. *............          9,582
        800     UTI Worldwide, Inc...............         21,000
        600     Waste Connections, Inc.*.........         23,166
                                                   -------------
                                                         387,819
                                                   -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL COMPANY GROWTH FUND

DECEMBER 31, 2002


    SHARES                                               VALUE
  ----------                                           ---------

                TECHNOLOGY - 13.10%

      1,800     Activision, Inc.*................  $      26,262
      3,600     Atmel Corp.*.....................          8,028
      1,200     ATMI, Inc.*......................         22,224
        400     BARRA, Inc.*.....................         12,132
        900     Cerner Corp.*....................         28,134
      1,500     DSP Group, Inc.*.................         23,730
      4,500     Entegris, Inc.*..................         46,350
        600     FactSet Research Systems, Inc....         16,962
        800     Fidelity National Information
                Solutions, Inc.*.................         13,800
      1,100     Genesis Microchip, Inc.*.........         14,355
      1,000     Henry (Jack) & Associates, Inc...         12,040
        500     Hyperion Solutions Corp.*........         12,835
        900     InterCept, Inc.*.................         15,238
      1,700     Intersil Corp., Class A*.........         23,698
        700     ManTech International Corp.,
                Class A* ........................         13,349
      1,200     O2Micro International, Ltd.*.....         11,699
      1,800     Photronics, Inc.*................         24,660
      1,500     Precise Software Solutions, Ltd.*         24,765
      1,200     THQ, Inc.*.......................         15,900
                                                   -------------
                                                         366,161
                                                   -------------

                ENERGY - 10.92%

        500     Arch Coal, Inc...................         10,795
        800     Brown (Tom), Inc.*...............         20,080
        900     CAL Dive International, Inc.*....         21,150
        900     Evergreen Resources, Inc.*.......         40,365
      2,400     Key Energy Services, Inc.*.......         21,528
        700     Patina Oil & Gas Corp............         22,155
        300     Patterson-UTI Energy, Inc.*......          9,051
        400     Peabody Energy Corp..............         11,692
        600     Pogo Producing Co................         22,350
      1,400     Remington Oil & Gas Corp.*.......         22,974
      1,000     Spinnaker Exploration Co.*.......         22,050
        720     St. Mary Land & Exploration Co...         18,000
      3,000     Superior Energy Services, Inc.*..         24,600
      2,400     Ultra Petroleum Corp.*...........         23,760
        400     Western Gas Resources, Inc.......         14,740
                                                   -------------
                                                         305,290
                                                   -------------

                FINANCE - 7.27%

        700     Boston Private Financial
                Holdings, Inc. ..................         13,902
        600     Brown & Brown, Inc...............         19,392
        800     East-West Bancorp, Inc...........         28,864
        700     Hilb, Rogal & Hamilton Co........         28,630
        700     Philadelphia Consolidated
                Holding Corp.* ..................         24,780
        800     Prosperity Bancshares, Inc.......         15,200
        500     UCBH Holdings, Inc...............         21,225
        900     W Holding Co., Inc...............         14,769
        700     Webster Financial Corp...........         24,360
        300     Westamerica Bancorp..............         12,054
                                                   -------------
                                                         203,176
                                                   -------------

    SHARES                                               VALUE
  ----------                                           ---------

                COMMUNICATIONS - 5.07%

      1,200     Lin TV Corp., Class A*...........  $      29,220
      1,800     MatrixOne, Inc.*.................          7,740
      2,700     Radio One, Inc., Class D*........         38,961
        700     SafeNet, Inc.*...................         17,745
      3,700     Secure Computing Corp.*..........         23,717
      1,700     TriZetto Group, Inc.*............         10,438
      1,700     webMethods, Inc.*................         13,974
                                                   -------------
                                                         141,795
                                                   -------------
                TOTAL COMMON STOCKS .............      2,769,612
                                                   -------------
                (Cost $2,948,150)

   PAR VALUE
  ----------

REPURCHASE AGREEMENT - 1.36%

 $   38,000     Repurchase Agreement with:
                Greenwich Capital Markets, Inc.
                1.25%, Due 01/02/2003, dated 12/31/2002
                Repurchase Price $38,003
                (Collateralized by U.S. Treasury Bonds,
                Notes & Agency Obligations, 2.50% - 11.25%
                Due 02/01/2005 - 08/15/2003;
                Total Par $28,133
                Market Value $38,760)............         38,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......         38,000
                                                   -------------
                (Cost $38,000)
TOTAL INVESTMENTS - 100.43%......................      2,807,612
                                                   -------------
(Cost $2,986,150)

NET OTHER ASSETS AND LIABILITIES - (0.43)%.......        (12,082)
                                                   -------------
NET ASSETS - 100.00%.............................  $   2,795,530
                                                   =============

----------------------------
*      Non-income producing security.


                       SEE NOTES TO FINANCIAL STATEMENTS.

     COLUMBIA REAL ESTATE EQUITY FUND II

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002


    SHARES                                               VALUE
  ----------                                           ---------

COMMON STOCKS - 93.75%

                REAL ESTATE - 81.19%

        775     Alexandria Real Estate
                Equities, Inc. ..................  $      33,015
        750     Apartment Investment &
                Management Co. ..................         28,110
        800     Archstone-Smith Trust............         18,832
        650     AvalonBay Communities, Inc.......         25,441
        625     Boston Properties, Inc...........         23,037
        725     CarrAmerica Realty Corp..........         18,161
      1,050     Catellus Development Corp.*......         20,843
        300     CenterPoint Properties Corp......         17,145
        450     Chelsea Property Group, Inc......         14,989
      2,000     Cousins Properties, Inc..........         49,400
      1,321     Equity Office Properties Trust...         32,999
        750     Equity Residential...............         18,435
        300     First Industrial Realty Trust, Inc.        8,400
      1,150     General Growth Properties, Inc...         59,800
      1,800     Host Marriott Corp.*.............         15,930
      1,900     iStar Financial, Inc.............         53,295
        962     Kimco Realty Corp................         29,476
        500     Liberty Property Trust...........         15,970
        200     Macerich (The) Co................          6,150
      1,300     Newcastle Investment Corp........         20,761
        400     Pan Pacific Retail Properties, Inc.       14,612
        400     Prentiss Properties Trust........         11,312
      1,765     ProLogis.........................         44,390
        625     Public Storage, Inc..............         20,194
        600     Reckson Associates Realty Corp...         12,630
      1,050     Rouse (The) Co...................         33,285
      1,000     Simon Property Group, Inc........         34,070
      1,000     St. Joe (The) Co.................         30,000
      1,425     Starwood Hotels & Resorts
                Worldwide, Inc. .................         33,829
        600     Taubman Centers, Inc.............          9,738
        900     United Dominion Realty Trust, Inc.        14,724
        700     Vornado Realty Trust.............         26,040
                                                   -------------
                                                         795,013
                                                   -------------

                BASIC MATERIALS - 9.05%

        900     Bowater, Inc.....................         37,755
      1,200     Georgia-Pacific Corp.............         19,392
        900     International Paper Co...........         31,473
                                                   -------------
                                                          88,620
                                                   -------------

                CONSUMER CYCLICAL - 3.51%

      2,700     Hilton Hotels Corp...............         34,317
                                                   -------------
                TOTAL COMMON STOCKS .............        917,950
                                                   -------------
                (Cost $875,684)

   PAR VALUE                                             VALUE
  ----------                                           ---------

U.S. GOVERNMENT OBLIGATION - 2.55%


                U.S. TREASURY BILL (A) - 2.55%

 $   25,000     1.10%, 01/09/03..................  $      24,994
                                                   -------------
                TOTAL U.S. GOVERNMENT OBLIGATION          24,994
                                                   -------------
                (Cost $24,994)

    SHARES
  ----------

INVESTMENT COMPANY - 2.35%

     23,018     J.P. Morgan U.S. Government
                Money Market Fund................         23,018
                                                   -------------
                TOTAL INVESTMENT COMPANY ........         23,018
                                                   -------------
                (Cost $23,018)
TOTAL INVESTMENTS - 98.65%.......................        965,962
                                                   -------------
(Cost $923,696)

NET OTHER ASSETS AND LIABILITIES - 1.35%.........         13,197
                                                   -------------
NET ASSETS - 100.00%.............................  $     979,159
                                                   =============

----------------------------
*      Non-income producing security.
(A)    Discount yield at time of purchase.

                       SEE NOTES TO FINANCIAL STATEMENTS.

     ASSET ALLOCATION FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002


    SHARES                                               VALUE
  ----------                                           ---------

COMMON STOCKS - 62.61%


                CONSUMER STAPLES - 13.29%

      9,500     Aetna, Inc.......................  $     390,640
      7,000     Cardinal Health, Inc.............        414,330
      2,900     Forest Laboratories, Inc.*.......        284,838
      4,300     General Mills, Inc...............        201,885
      7,000     Johnson & Johnson Co.............        375,970
      6,900     Kraft Foods, Inc., Class A.......        268,617
     11,300     Medtronic, Inc...................        515,280
     12,000     Merck & Co., Inc.................        679,320
     11,400     PepsiCo, Inc.....................        481,308
     32,000     Pfizer, Inc......................        978,240
      5,000     Pharmacia Corp...................        209,000
     10,400     Philip Morris Cos., Inc..........        421,512
      5,000     Procter & Gamble Co..............        429,700
      3,700     Wellpoint Health Networks, Inc.*.        263,292
                                                   -------------
                                                       5,913,932
                                                   -------------

                FINANCE - 10.94%

     17,000     American International Group, Inc.       983,450
      3,000     Bank of America Corp.............        208,710
      7,400     Bank of New York Co., Inc........        177,304
          6     Berkshire Hathaway, Inc., Class A*       436,500
      5,900     Capital One Financial Corp.......        175,348
     23,200     Citigroup, Inc...................        816,408
      5,000     Fannie Mae.......................        321,650
      7,200     Freddie Mac......................        425,160
     19,500     JPMorgan Chase & Co..............        468,000
      3,700     Merrill Lynch & Co., Inc.........        140,415
      5,500     Radian Group, Inc................        204,325
     10,900     Wells Fargo & Co.................        510,883
                                                   -------------
                                                       4,868,153
                                                   -------------

                TECHNOLOGY - 9.66%

      4,600     Analog Devices, Inc.*............        109,802
     10,900     Applied Materials, Inc.*.........        142,027
     40,000     Cisco Systems, Inc.*.............        524,000
     12,700     Concord EFS, Inc.*...............        199,898
     12,000     Dell Computer Corp.*.............        320,880
      7,500     Electronic Data Systems Corp.....        138,225
     10,000     First Data Corp..................        354,100
     25,000     Flextronics International, Ltd.*.        204,750
      8,000     IBM Corp.........................        620,000
     22,000     Intel Corp.......................        342,540
     21,000     Microsoft Corp.*.................      1,085,700
     17,000     Texas Instruments, Inc...........        255,170
                                                   -------------
                                                       4,297,092
                                                   -------------

                INDEX FUNDS - 8.15%

     18,100     iShares MSCI EAFE Index Fund.....      1,792,081
     23,300     Midcap SPDR Trust, Series 1......      1,832,545
                                                   -------------
                                                       3,624,626
                                                   -------------

    SHARES                                               VALUE
  ----------                                           ---------

                COMMUNICATIONS - 6.49%

     20,000     AOL Time Warner, Inc.*...........  $     262,000
     18,700     Comcast Corp., Class A*..........        422,433
     10,700     Disney (Walt) Co.................        174,517
     14,500     Interpublic Group of Cos., Inc...        204,160
     34,500     Liberty Media Corp., Class A*....        308,430
     16,000     SBC Communications, Inc..........        433,760
     17,400     Verizon Communications, Inc......        674,250
     10,000     Viacom, Inc., Class B*...........        407,600
                                                   -------------
                                                       2,887,150
                                                   -------------

                INDUSTRIAL - 4.99%

      3,400     3M Co............................        419,220
      4,500     Caterpillar, Inc.................        205,740
      3,700     Emerson Electric Co..............        188,145
     29,000     General Electric Co..............        706,150
      3,100     Illinois Tool Works, Inc.........        201,066
      8,400     Raytheon Co......................        258,300
      3,900     United Technologies Corp.........        241,566
                                                   -------------
                                                       2,220,187
                                                   -------------

                ENERGY - 4.30%

      3,000     BP Plc, ADR......................        121,950
      6,080     ConocoPhillips...................        294,211
     20,000     Exxon Mobil Corp.................        698,800
      5,400     Kerr-McGee Corp..................        239,220
     10,000     Noble Corp.*.....................        351,500
      6,300     Smith International, Inc.*.......        205,506
                                                   -------------
                                                       1,911,187
                                                   -------------

                CONSUMER CYCLICAL - 3.27%

      9,200     CVS Corp.........................        229,724
     18,500     Home Depot, Inc..................        443,260
      5,700     Kohl's Corp.*....................        318,915
     15,300     McDonald's Corp..................        246,024
      7,200     Target Corp......................        216,000
                                                   -------------
                                                       1,453,923
                                                   -------------

                BASIC MATERIALS - 1.15%

     11,500     Georgia-Pacific Corp.............        185,840
      5,500     International Paper Co...........        192,335
      3,300     Nucor Corp.......................        136,290
                                                   -------------
                                                         514,465
                                                   -------------

                UTILITIES - 0.37%

     11,800     PG&E Corp.*......................        164,020
                                                   -------------
                TOTAL COMMON STOCKS .............     27,854,735
                                                   -------------
                (Cost $32,141,175)


                       SEE NOTES TO FINANCIAL STATEMENTS.

ASSET ALLOCATION FUND

DECEMBER 31, 2002


   PAR VALUE                                             VALUE
  ----------                                           ---------

CORPORATE NOTES AND BONDS - 15.04%

 $  500,000     AIG SunAmerica Global Financing
                Senior Note
                5.20%, 05/10/04 (A)..............  $     521,271
     25,000     Amerada Hess Corp.
                7.13%, 03/15/33..................         26,722
    100,000     AOL Time Warner, Inc.
                6.88%, 05/01/12..................        105,829
     75,000     AOL Time Warner, Inc.
                6.95%, 01/15/28..................         71,521
     75,000     AOL Time Warner, Inc., Debenture
                7.63%, 04/15/31..................         77,356
    100,000     Bae Systems Holdings, Inc.
                6.40%, 12/15/11 (A)..............        104,100
     50,000     Baker Hughes, Inc.
                6.88%, 01/15/29..................         55,477
    100,000     Bank One Corp.
                7.88%, 08/01/10..................        120,027
    250,000     Becton Dickinson & Co.
                7.15%, 10/01/09..................        286,188
    100,000     Becton Dickinson & Co., Debenture
                7.00%, 08/01/27..................        109,148
    150,000     Black & Decker Corp., Senior Note
                7.13%, 06/01/11..................        172,141
     50,000     Boeing Capital Corp.
                5.80%, 01/15/13..................         50,736
    100,000     Burlington Northern Santa Fe Corp.
                Debenture
                6.88%, 02/15/16..................        118,876
    225,000     Caterpillar Financial Services Corp.
                6.88%, 08/01/04..................        241,933
     25,000     Cendant Corp.
                6.88%, 08/15/06..................         25,962
    100,000     Coastal Corp.
                7.50%, 08/15/06..................         82,074
     65,000     Coca-Cola Enterprises
                6.95%, 11/15/26..................         74,173
    100,000     Colgate-Palmolive Co., Series C, MTN
                5.27%, 12/01/03..................        103,077
    100,000     ConAgra Foods, Inc.
                6.75%, 09/15/11..................        113,906
    250,000     Cox Communications, Inc.
                7.75%, 11/01/10..................        285,164
     75,000     DaimlerChrysler N.A. Holding Corp.
                Series D, MTN
                3.40%, 12/15/04..................         75,549
    150,000     Disney (Walt) Co.
                4.50%, 09/15/04..................        153,843
    100,000     Dominion Resources, Inc., Series B
                7.63%, 07/15/05..................        109,778
    100,000     First Union National Bank
                Subordinated Note, BN
                7.80%, 08/18/10..................        120,904
     25,000     Ford Motor Co.
                7.45%, 07/16/31..................         21,805
     50,000     Ford Motor Credit Co.
                7.25%, 10/25/11..................         48,661
    100,000     Gannett Co., Inc.
                5.50%, 04/01/07..................        108,853

   PAR VALUE                                             VALUE
  ----------                                           ---------

CORPORATE NOTES AND BONDS (CONTINUED)

 $  125,000     General Motors Acceptance Corp.
                7.25%, 03/02/11..................  $     127,574
     50,000     General Motors Acceptance Corp.
                8.00%, 11/01/31..................         50,414
    100,000     Household Finance Corp.
                6.38%, 10/15/11..................        104,726
    100,000     Illinois Tool Works, Inc.
                5.75%, 03/01/09..................        109,001
     50,000     Indiana Michigan Power, Series A
                6.88%, 07/01/04..................         52,124
     35,000     Indiana Michigan Power, Series C
                6.13%, 12/15/06..................         34,956
    100,000     JPMorgan Chase & Co.
                5.35%, 03/01/07..................        105,879
    100,000     Kellogg Co., Series B
                6.60%, 04/01/11..................        112,806
    100,000     Kellogg Co., Series B
                7.45%, 04/01/31..................        122,209
    100,000     Kerr-McGee Corp.
                7.88%, 09/15/31..................        122,551
    100,000     Marathon Oil Corp.
                6.00%, 07/01/12..................        105,662
    100,000     Marshall & Ilsley Bank,
                Subordinated Note
                5.25%, 09/04/12..................        104,044
    100,000     May Department Stores Co.
                7.45%, 10/15/16..................        117,071
    150,000     McDonald's Corp., Series G, MTN
                5.75%, 03/01/12..................        163,284
    125,000     Morgan Stanley Dean Witter & Co.
                6.10%, 04/15/06..................        136,272
    250,000     National Rural Utilities
                Cooperative Finance Corp.
                7.38%, 02/10/03..................        251,230
    100,000     Norfolk Southern Corp., Senior Note
                7.25%, 02/15/31..................        116,622
     60,000     Oncor Electric Delivery Corp.
                6.38%, 01/15/15 (A)..............         61,359
    100,000     Parker-Hannifin Corp.
                7.30%, 05/15/11..................        110,007
    100,000     Phillips Petroleum Co., Debenture
                9.38%, 02/15/11..................        128,495
    150,000     Potomac Electric Power Co.
                First Mortgage
                6.50%, 09/15/05..................        164,508
    100,000     Potomac Electric Power Co.
                First Mortgage
                6.25%, 10/15/07..................        111,506
    150,000     SBC Communications, Inc.
                5.88%, 02/01/12..................        162,358
     25,000     Sears Roebuck Acceptance Corp.
                7.00%, 06/01/32..................         21,015
     30,000     Southern Power Co., Senior Note,
                Series B
                6.25%, 07/15/12..................         31,753
     60,000     SunTrust Bank of Central Florida
                Subordinated Note
                6.90%, 07/01/07..................         68,912
     50,000     Sysco Corp., Debenture
                6.50%, 08/01/28..................         54,953


                       SEE NOTES TO FINANCIAL STATEMENTS.

ASSET ALLOCATION FUND

DECEMBER 31, 2002


   PAR VALUE                                             VALUE
  ----------                                           ---------

CORPORATE NOTES AND BONDS (CONTINUED)

 $  100,000     Tele-Communication, Inc.,
                Senior Note
                7.25%, 08/01/05..................  $     105,418
     75,000     TransAlta Corp., Yankee
                6.75%, 07/15/12..................         76,070
     50,000     U.S. Bank N.A., Subordinated Note
                6.38%, 08/01/11..................         56,172
    100,000     Union Oil Co. of California,
                Series C, MTN
                6.70%, 10/15/07..................        112,286
    100,000     Weyerhaeuser Co.
                6.00%, 08/01/06..................        105,604
                                                   -------------
                TOTAL CORPORATE NOTES AND BONDS .      6,691,915
                                                   -------------
                (Cost $6,201,697)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 15.21%

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.05%

    238,276     6.12%, 10/01/08, Pool # 380999...        259,125
    110,637     7.50%, 09/01/15, Pool # 552002...        118,244
    342,769     6.00%, 04/01/16, Pool # 577334...        358,943
    162,302     5.50%, 05/01/16, Pool # 357124...        168,540
    200,000     6.25%, 05/15/29..................        223,199
     64,688     7.50%, 02/01/30, Pool # 531745...         68,731
     56,212     8.00%, 04/01/30, Pool # 534220...         60,621
     12,314     8.00%, 04/01/30, Pool # 536553...         13,280
     91,843     8.00%, 05/01/30, Pool # 534205...         99,046
    271,436     6.00%, 07/01/31, Pool # 594716...        281,106
    379,677     7.00%, 07/01/31, Pool # 596213...        399,492
    329,546     7.50%, 07/01/31, Pool # 253929...        350,040
    281,693     6.50%, 08/01/31, Pool # 595999...        293,489
                                                   -------------
                                                       2,693,856
                                                   -------------

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.28%

    217,414     6.50%, 05/15/13, Pool # 473566...        231,138
     20,996     7.00%, 11/15/13, Pool # 780921...         22,531
     15,585     9.00%, 12/15/17, Pool # 780201...         17,363
    127,921     6.50%, 05/15/24, Pool # 780168...        135,357
    265,484     6.00%, 03/15/29, Pool # 476986...        277,348
    264,474     6.50%, 04/15/29, Pool # 474844...        278,028
    137,214     6.50%, 05/15/29, Pool # 487199...        144,246
    209,546     7.50%, 09/15/29, Pool # 466164...        223,756
    122,048     7.00%, 06/15/31, Pool # 426776...        129,409
                                                   -------------
                                                       1,459,176
                                                   -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.97%

    200,000     6.25%, 07/15/04..................        214,324
    150,000     5.25%, 01/15/06..................        163,068
    150,000     6.00%, 06/15/11..................        170,178
     23,721     7.50%, 07/01/15, Pool # E80965, Gold      25,322
     57,000     8.00%, 09/01/15, Pool # E00881, Gold      61,721
     67,145     7.00%, 04/01/29, Pool # C00756, Gold      70,691
     89,796     7.50%, 01/01/30, Pool # C35185, Gold      95,549

   PAR VALUE                                             VALUE
  ----------                                           ---------

                FEDERAL HOME LOAN MORTGAGE CORPORATION (CONTINUED)

 $  312,439     6.50%, 07/01/31, Pool # C55192,
                Gold ............................  $     325,718
    186,157     7.00%, 08/01/31, Pool # C01211, Gold     195,698
                                                   -------------
                                                       1,322,269
                                                   -------------

                U.S. TREASURY NOTES - 1.49%

    115,000     3.25%, 05/31/04..................        118,100
     50,000     2.88%, 06/30/04..................         51,121
     50,000     5.75%, 11/15/05..................         55,287
    355,000     3.00%, 11/15/07..................        359,382
     80,000     4.00%, 11/15/12..................         81,156
                                                   -------------
                                                         665,046
                                                   -------------

                U.S. GOVERNMENT-BACKED BONDS - 0.58%

    250,000     A.I.D. Israel, Series 8-C, Yankee
                6.63%, 08/15/03..................        257,313
                                                   -------------

                U.S. TREASURY BONDS - 0.53%

     65,000     12.00%, 08/15/13.................         94,669
    100,000     8.13%, 08/15/19..................        139,320
                                                   -------------
                                                         233,989
                                                   -------------

                FEDERAL HOME LOAN BANK - 0.31%

    135,000     7.25%, 05/15/03..................        138,088
                                                   -------------
                TOTAL U.S. GOVERNMENT AND
                AGENCY OBLIGATIONS ..............      6,769,737
                                                   -------------
                (Cost $6,387,895)

ASSET-BACKED SECURITIES - 4.37%

    275,000     American Express Credit Account
                Master Trust
                Series 1999-1, Class A
                5.60%, 11/15/06..................        288,858
    100,000     Chase Manhattan Auto Owner Trust
                Series 2001-A, Class A-4
                5.07%, 02/15/08..................        105,778
    500,000     Chase Manhattan Auto Owner Trust
                Series 2001-B, Class A-4
                3.80%, 05/15/08..................        517,749
    150,000     Chemical Master Credit Card Trust I
                Series 1996-2, Class A
                5.98%, 09/15/08..................        161,492
    205,000     Citibank Credit Card Issuance Trust
                Series 2002-A1, Class A-1
                4.95%, 02/09/09..................        219,998
     50,000     Honda Auto Receivables Owner Trust
                Series 2001-2, Class A-4
                5.09%, 10/18/06..................         52,122
    100,000     Honda Auto Receivables Owner Trust
                Series 2002-3 Class A-3
                3.00%, 05/18/06..................        101,854


                       SEE NOTES TO FINANCIAL STATEMENTS.

ASSET ALLOCATION FUND

DECEMBER 31, 2002


   PAR VALUE                                             VALUE
  ----------                                           ---------

ASSET-BACKED SECURITIES (CONTINUED)

 $   24,631     Rural Housing Trust
                Series 1987-1, Class 1-D, CMO
                6.33%, 04/01/26..................  $      25,425
    200,000     Toyota Auto Receivables Owner Trust
                Series 2001-C, Class A-4
                4.72%, 09/15/08..................        209,842
    250,000     Wells Fargo Auto Trust
                Series 2001-A, Class A-4
                5.07%, 03/15/08..................        259,955
                                                   -------------
                TOTAL ASSET-BACKED SECURITIES ...      1,943,073
                                                   -------------
                (Cost $1,839,031)

FOREIGN BONDS (B) - 1.61%

    100,000     Diageo Capital Plc, Yankee
                6.13%, 08/15/05..................        109,571
     50,000     France Telecom
                10.00%, 03/01/31 (C).............         61,063
    150,000     Hydro-Quebec, Series JL
                6.30%, 05/11/11..................        171,115
    100,000     Hydro-Quebec, Yankee, Series HH
                8.50%, 12/01/29..................        139,914
     50,000     Province of Nova Scotia
                5.75%, 02/27/12..................         55,009
    150,000     Republic of Italy
                3.63%, 09/14/07..................        153,381
     25,000     Republic of South Africa
                7.38%, 04/25/12..................         27,125
                                                   -------------
                TOTAL FOREIGN BONDS..............        717,178
                                                   -------------
                (Cost $639,576)

MUNICIPAL SECURITY - 0.28%

    100,000     New Jersey State, EDA, State Pension
                Funding Revenue, Series A, AMT
                7.43%, 02/15/29
                Insured: MBIA....................        123,785
                                                   -------------
                TOTAL MUNICIPAL SECURITY ........        123,785
                                                   -------------
                (Cost $108,675)

   PAR VALUE                                             VALUE
  ----------                                           ---------

REPURCHASE AGREEMENT - 0.50%

 $  221,000     Repurchase Agreement with:
                Greenwich Capital Markets, Inc.
                1.25%, Due 01/02/2003, dated 12/31/2002
                Repurchase Price $221,015
                (Collateralized by U.S. Treasury Bonds,
                Notes & Agency Obligations, 2.50% - 11.25%
                Due 02/01/2005 - 08/15/2023;
                Total Par $163,615
                Market Value $225,423)...........  $     221,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......        221,000
                                                   -------------
                (Cost $221,000)
TOTAL INVESTMENTS - 99.62%.......................     44,321,423
                                                   -------------
(Cost $47,539,049)

NET OTHER ASSETS AND LIABILITIES - 0.38%.........        168,398
                                                   -------------
NET ASSETS - 100.00%.............................  $  44,489,821
                                                   =============

--------------------------------
*          Non-income producing security.
(A) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. On December 31, 2002, these securities amounted to $686,730 or 1.54% of net assets.
(B)        U.S. Dollar Denominated
(C) Step Bond. A Bond with an interest rate that adjusts periodically to maturity. The interest rate shown reflects the rate in effect on December 31, 2002.
ADR        American Depositary Receipt
AMT Alternative Minimum Tax. Private activity obligations the interest on which is subject to federal AMT for individuals.
BN         Bank Note
CMO        Collateralized Mortgage Obligation
EDA        Economic Development Authority
MSCI EAFE  Morgan Stanley Capital International Europe, Australasia, Far East
MBIA       Municipal Bond Insurance Association
MTN        Medium Term Note
SPDR       Standard and Poor's Depositary Receipt


                       SEE NOTES TO FINANCIAL STATEMENTS.

     QUALITY PLUS BOND FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002


   PAR VALUE                                             VALUE
  ----------                                           ---------

CORPORATE NOTES AND BONDS - 48.45%


                FINANCE - 16.84%

 $  145,000     American Express Co.
                6.88%, 11/01/05..................  $     162,175
    175,000     Bank of America Corp., Senior Note
                4.88%, 09/15/12..................        177,228
    150,000     Bank of New York Co., Inc.,
                Senior Note
                5.20%, 07/01/07..................        161,633
     50,000     Bank One Corp., Subordinated Note
                7.88%, 08/01/10..................         60,013
    100,000     Boeing Capital Corp., Senior Note
                5.75%, 02/15/07..................        105,759
    125,000     Chase Manhattan Corp.
                Subordinated Note
                7.88%, 06/15/10..................        144,920
    100,000     Citigroup, Inc., Senior Note
                6.75%, 12/01/05..................        111,272
    100,000     Citigroup, Inc., Subordinated Note
                7.25%, 10/01/10..................        116,263
    150,000     Comerica, Inc., Subordinated Note
                7.25%, 08/01/07..................        164,954
    120,000     Ford Motor Credit Co.
                7.60%, 08/01/05..................        122,596
    125,000     General Electric Capital Corp.
                Series A, MTN
                6.80%, 11/01/05..................        139,152
    100,000     General Electric Capital Corp.
                Series A, MTN
                6.75%, 03/15/32..................        110,931
     50,000     General Motors Acceptance Corp.
                7.50%, 07/15/05..................         52,685
    150,000     General Motors Acceptance Corp.
                6.75%, 01/15/06..................        155,449
     50,000     General Motors Acceptance Corp.
                7.25%, 03/02/11..................         51,029
     50,000     Goldman Sachs Group, Inc.
                5.70%, 09/01/12..................         52,099
     50,000     Household Finance Corp.
                6.38%, 10/15/11..................         52,363
     75,000     John Deere Capital Corp.,
                Series D, MTN
                Senior Note
                3.13%, 12/15/05..................         75,713
    100,000     Marsh & McLennan Cos., Inc.
                Senior Note
                6.25%, 03/15/12..................        110,814
    100,000     Mellon Bank, N.A., Subordinated Note
                Bank Note
                7.63%, 09/15/07..................        117,763
     50,000     Mellon Funding Corp.
                6.00%, 03/01/04..................         52,424
    150,000     Merrill Lynch & Co., Inc.,
                Series B, MTN
                6.13%, 05/16/06..................        163,201
     80,000     Morgan Stanley Dean Witter Co.
                Unsubordinated Note
                6.10%, 04/15/06..................         87,214
    110,000     National City Corp.,
                Subordinated Note
                5.75%, 02/01/09..................        117,768

   PAR VALUE                                             VALUE
  ----------                                           ---------

                FINANCE (CONTINUED)

 $  125,000     SunTrust Bank, Atlanta
                Subordinated Note, BN
                7.25%, 09/15/06..................  $     142,646
    100,000     SunTrust Bank, Atlanta
                Subordinated Note, BN
                6.38%, 04/01/11..................        111,701
    150,000     U.S. Bank, N.A. Minnesota, BN
                5.63%, 11/30/05..................        161,773
    100,000     Wachovia Corp., Senior Note
                7.45%, 07/15/05..................        112,094
    100,000     Wells Fargo Bank, N.A.
                Subordinated Note
                6.45%, 02/01/11..................        112,438
                                                   -------------
                                                       3,306,070
                                                   -------------

                COMMUNICATIONS - 7.04%

     50,000     Ameritech Capital Funding Corp.
                6.55%, 01/15/28..................         53,773
    100,000     AOL Time Warner, Inc.
                6.88%, 05/01/12..................        105,829
     70,000     AT&T Corp., Senior Note
                7.00%, 11/15/06 (A)..............         74,892
     40,000     AT&T Corp., Senior Note
                8.50%, 11/15/31 (A)..............         44,241
     50,000     AT&T Wireless Services, Inc.,
                Senior Note
                8.75%, 03/01/31..................         49,151
    100,000     BellSouth Capital Funding, Debenture
                7.88%, 02/15/30..................        123,257
     45,000     Cingular Wireless LLC, Senior Note
                7.13%, 12/15/31..................         47,939
     75,000     Comcast Cable Communications, Inc.
                Senior Note
                6.88%, 06/15/09..................         79,917
    125,000     Cox Communications, Inc.
                7.75%, 11/01/10..................        142,582
    100,000     Disney (Walt) Co.
                7.30%, 02/08/05..................        108,908
    100,000     Gannett Co., Inc.
                5.50%, 04/01/07..................        108,853
    100,000     Gannett Co., Inc.
                6.38%, 04/01/12..................        113,831
    100,000     SBC Communications, Inc.
                5.75%, 05/02/06..................        108,550
     50,000     Sprint Capital Corp.
                6.00%, 01/15/07..................         47,300
     50,000     Sprint Capital Corp.
                6.88%, 11/15/28..................         40,378
    120,000     Verizon New England, Inc.,
                Senior Note
                6.50%, 09/15/11..................        132,766
                                                   -------------
                                                       1,382,167
                                                   -------------

                CONSUMER STAPLES - 6.96%

    100,000     Anheuser Busch Cos., Inc., Debenture
                7.55%, 10/01/30..................        127,704
    130,000     Cargill, Inc.
                6.38%, 06/01/12 (B)..............        145,811


                       SEE NOTES TO FINANCIAL STATEMENTS.

QUALITY PLUS BOND FUND

DECEMBER 31, 2002


   PAR VALUE                                             VALUE
  ----------                                           ---------

                CONSUMER STAPLES (CONTINUED)

$   100,000     Coca-Cola Enterprises, Inc.,
                Debenture
                6.75%, 09/15/28..................  $     111,948
    100,000     ConAgra Foods, Inc.
                6.75%, 09/15/11..................        113,906
    150,000     Gillette Co.
                4.00%, 06/30/05..................        157,181
     40,000     Johnson & Johnson, Debenture
                6.95%, 09/01/29..................         48,154
     25,000     Kellogg Co., Series B
                6.00%, 04/01/06..................         27,118
     50,000     Kroger Co.
                6.20%, 06/15/12..................         53,480
    100,000     Pepsi Bottling Holdings, Inc.
                5.63%, 02/17/09 (B)..............        109,112
     50,000     Pharmacia Corp., Debenture
                6.60%, 12/01/28..................         56,678
     50,000     Safeway, Inc.
                5.80%, 08/15/12..................         52,416
    100,000     Sara Lee Corp.
                6.25%, 09/15/11..................        112,346
    100,000     Sysco Corp., Debenture
                6.50%, 08/01/28..................        109,905
    125,000     Unilever NV, Series F, MTN
                6.63%, 04/15/28..................        140,552
                                                   -------------
                                                       1,366,311
                                                   -------------

                INDUSTRIAL - 4.70%

    155,000     3M Co., Debenture
                6.38%, 02/15/28..................        172,511
     50,000     Bemis Co., Inc.
                6.50%, 08/15/08..................         56,494
     50,000     Black & Decker Corp., Senior Note
                7.13%, 06/01/11..................         57,380
    150,000     Burlington Northern Santa Fe Corp.
                Debenture
                7.00%, 12/15/25..................        168,249
    155,000     Illinois Tool Works, Inc.
                5.75%, 03/01/09..................        168,952
     50,000     Lockheed Martin Corp.
                8.50%, 12/01/29..................         67,292
     75,000     Norfolk Southern Corp., Senior Note
                7.25%, 02/15/31..................         87,467
     50,000     Union Pacific Corp., Debenture
                6.63%, 02/01/29..................         55,041
     80,000     United Technologies Corp.
                6.35%, 03/01/11..................         90,273
                                                   -------------
                                                         923,659
                                                   -------------

                CONSUMER CYCLICAL - 3.11%

    100,000     Cintas Corp., Number 2
                6.00%, 06/01/12..................        110,544
    100,000     DaimlerChrysler N.A. Holdings Corp.
                Series D, MTN
                3.40%, 12/15/04..................        100,732

   PAR VALUE                                             VALUE
  ----------                                           ---------

                CONSUMER CYCLICAL (CONTINUED)

 $  150,000     Ford Motor Co.
                7.45%, 07/16/31..................  $     130,831
    120,000     Home Depot, Inc., Senior Note
                5.38%, 04/01/06..................        129,762
    125,000     Target Corp., Debenture
                6.65%, 08/01/28..................        138,262
                                                   -------------
                                                         610,131
                                                   -------------

                ENERGY - 2.68%

    100,000     Amerada Hess Corp.
                7.13%, 03/15/33..................        106,890
    100,000     Anadarko Finance Co., Series B
                6.75%, 05/01/11..................        112,860
     75,000     ChevronTexaco, Inc.
                5.50%, 01/15/09..................         82,144
     65,000     Conoco, Inc., Senior Note
                6.95%, 04/15/29..................         73,907
    140,000     Occidental Petroleum Corp.,
                Senior Note
                6.50%, 04/01/05..................        151,334
                                                   -------------
                                                         527,135
                                                   -------------

                UTILITIES - 2.23%

     50,000     Consolidated Edison Co. of
                New York, Inc.
                4.88%, 02/01/13..................         50,794
     50,000     Consolidated Edison Co. of
                New York, Inc.
                Series B, Debenture
                7.15%, 12/01/09..................         58,996
    100,000     Florida Power & Light Co.
                First Mortgage
                6.88%, 12/01/05..................        111,580
    100,000     Potomac Electric Power Co.
                First Mortgage
                6.25%, 10/15/07..................        111,506
    100,000     Virginia Electric & Power, Series A
                Senior Note
                5.38%, 02/01/07..................        106,048
                                                   -------------
                                                         438,924
                                                   -------------

                BASIC MATERIALS - 1.76%

    125,000     Alcoa, Inc.
                7.25%, 08/01/05..................        140,065
     80,000     International Paper Co.
                8.13%, 07/08/05..................         89,595
     50,000     International Paper Co.
                5.85%, 10/30/12 (B)..............         52,450
     50,000     Rohm & Haas Co., Debenture
                7.85%, 07/15/29..................         62,712
                                                   -------------
                                                         344,822
                                                   -------------

                TECHNOLOGY - 1.63%

    200,000     IBM Corp.
                4.88%, 10/01/06..................        213,622

                       SEE NOTES TO FINANCIAL STATEMENTS.

QUALITY PLUS BOND FUND

DECEMBER 31, 2002


   PAR VALUE                                             VALUE
  ----------                                           ---------

                TECHNOLOGY (CONTINUED)

 $  100,000     IBM Corp., Debenture
                6.22%, 08/01/27..................  $     106,377
                                                   -------------
                                                         319,999
                                                   -------------

                HIGHER EDUCATION - 0.87%

    150,000     Stanford University, Debenture
                6.88%, 02/01/24..................        172,055
                                                   -------------

                SERVICES - 0.63%

     90,000     United Parcel Service, Inc.,
                Debenture
                8.38%, 04/01/30 (C)..............        123,328
                                                   -------------
                TOTAL CORPORATE NOTES AND BONDS .      9,514,601
                                                   -------------
                (Cost $8,776,014)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 23.35%

                U.S. TREASURY NOTES - 8.09%

    475,000     3.25%, 12/31/03..................        484,649
     25,000     3.38%, 04/30/04..................         25,685
    220,000     5.25%, 05/15/04..................        231,799
    160,000     5.88%, 11/15/04..................        172,856
     45,000     3.00%, 11/15/07..................         45,555
    300,000     6.00%, 08/15/09..................        348,891
    275,000     4.00%, 11/15/12..................        278,975
                                                   -------------
                                                       1,588,410
                                                   -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.72%

    250,000     3.80%, 12/20/04..................        253,078
    125,000     6.00%, 12/15/05..................        138,506
    200,000     5.50%, 02/15/06..................        218,880
    250,000     7.13%, 03/15/07..................        292,749
    200,000     5.50%, 03/15/11..................        219,566
                                                   -------------
                                                       1,122,779
                                                   -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.75%

    140,000     3.00%, 07/15/04..................        143,101
    150,000     6.25%, 07/15/04..................        160,743
    180,000     5.88%, 03/21/11..................        197,729
    265,000     6.75%, 03/15/31..................        318,013
    100,000     6.25%, 07/15/32..................        113,689
                                                   -------------
                                                         933,275
                                                   -------------

                U.S. TREASURY BONDS - 3.55%

    115,000     8.00%, 11/15/21..................        160,272
    125,000     5.50%, 08/15/28..................        135,098
    235,000     6.13%, 08/15/29..................        275,960
    115,000     5.38%, 02/15/31..................        125,404
                                                   -------------
                                                         696,734
                                                   -------------

   PAR VALUE                                             VALUE
  ----------                                           ---------

                U.S. GOVERNMENT-BACKED BONDS - 1.24%

 $  100,000     A.I.D. Israel, Series 8-D
                6.75%, 08/15/04..................  $     107,487
    125,000     Private Export Funding Corp.,
                Series M
                5.34%, 03/15/06..................        136,354
                                                   -------------
                                                         243,841
                                                   -------------
                TOTAL U.S. GOVERNMENT AND
                AGENCY OBLIGATIONS ..............      4,585,039
                                                   -------------
                (Cost $4,310,749)

MORTGAGE-BACKED SECURITIES - 10.96%

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 4.75%

    104,208     6.50%, 10/15/13, Pool # 446759...        110,787
    100,965     5.75%, 07/20/22, Pool # 008022 (A)       104,055
     85,665     7.50%, 10/15/27, Pool # 455324...         91,635
    153,699     6.00%, 03/15/29, Pool # 464632...        160,567
    332,515     7.00%, 09/15/29, Pool # 510394...        352,882
     53,008     7.50%, 09/15/29, Pool # 508805...         56,603
     51,788     8.50%, 04/15/30, Pool # 521815...         56,255
                                                   -------------
                                                         932,784
                                                   -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.22%

    250,000     5.00%, 09/25/12, Series 2002-61
                Class PC, CMO....................        259,955
     96,654     7.00%, 03/01/15, Pool # 535200...        102,906
    189,399     6.00%, 08/01/22, Pool # 254440...        197,449
     76,812     8.00%, 04/01/30, Pool # 536553...         82,837
    178,831     6.50%, 08/01/31, Pool # 600564...        186,319
                                                   -------------
                                                         829,466
                                                   -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.34%

    149,338     7.00%, 06/01/16, Pool # G11171...        158,905
      2,470     6.50%, 10/15/23, Series 1990
                Class E, CMO.....................          2,469
     97,882     6.00%, 04/01/32, Pool # C65851...        101,399
                                                   -------------
                                                         262,773
                                                   -------------

                STRUCTURED MORTGAGE PRODUCT - 0.65%

    123,156     Rural Housing Trust, Series 1987-1
                Class 1-D, CMO
                6.33%, 04/01/26..................        127,124
                                                   -------------
                TOTAL MORTGAGE-BACKED SECURITIES       2,152,147
                                                   -------------
                (Cost $2,054,641)

                       SEE NOTES TO FINANCIAL STATEMENTS.

QUALITY PLUS BOND FUND

DECEMBER 31, 2002


   PAR VALUE                                             VALUE
  ----------                                           ---------

ASSET-BACKED SECURITIES - 6.28%

 $   90,000     BMW Vehicle Owner Trust
                Series 2002-A, Class A-3
                3.80%, 05/25/06..................  $      92,556
    125,000     Chase Manhattan Auto Owner Trust
                Series 2001-A, Class A-4
                5.07%, 02/15/08..................        132,222
    250,000     Chase Manhattan Auto Owner Trust
                Series 2001-B, Class A-4
                3.80%, 05/15/08..................        258,875
    250,000     Citibank Credit Card Issuance Trust
                Series 2002-A1, Class A-1
                4.95%, 02/09/09..................        268,290
     83,367     Harley-Davidson Motorcycle Trust
                Series 2001-2, Class A-1
                3.77%, 04/17/06..................         84,063
    185,000     Honda Auto Receivables Owner Trust
                Series 2002-2, Class A-3
                3.83%, 02/15/06..................        190,037
    200,000     Wells Fargo Auto Trust
                Series 2001-A, Class A-4
                5.07%, 03/15/08..................        207,964
                                                   -------------
                TOTAL ASSET-BACKED SECURITIES ...      1,234,007
                                                   -------------
                (Cost $1,183,015)

FOREIGN BONDS (D) - 5.62%

     80,000     European Investment Bank
                4.63%, 03/01/07..................         85,846
    100,000     Export Development of Canada
                4.00%, 08/01/07..................        104,004
     75,000     Hydro-Quebec, Series HH, Yankee
                8.50%, 12/01/29..................        104,935
    125,000     Inter-American Development Bank
                Yankee, Debenture
                8.88%, 06/01/09..................        162,671
    100,000     International Bank of
                Reconstruction &
                Development Co.
                6.63%, 08/21/06..................        113,454
     50,000     Province of British Columbia
                5.38%, 10/29/08..................         55,128
    100,000     Province of Manitoba
                4.25%, 11/20/06..................        105,471
     50,000     Province of Manitoba, Yankee,
                Debenture
                5.50%, 10/01/08..................         55,444
     50,000     Province of New Brunswick
                Senior Unsubordinated Note
                3.50%, 10/23/07..................         50,852
    125,000     Province of Nova Scotia
                5.75%, 02/27/12..................        137,522
     40,000     Province of Ontario
                6.00%, 02/21/06..................         43,976
     75,000     Province of Quebec
                Senior Unsubordinated Note
                5.75%, 02/15/09..................         83,533
                                                   -------------
                TOTAL FOREIGN BONDS .............      1,102,836
                                                   -------------
                (Cost $1,007,072)

   PAR VALUE                                             VALUE
  ----------                                           ---------

REPURCHASE AGREEMENT - 4.23%

 $  830,000     Repurchase Agreement with:
                Greenwich Capital Markets, Inc.
                1.25%, Due 01/02/2003, dated 12/31/2002
                Repurchase Price $830,058
                (Collateralized by U.S. Treasury Bonds,
                Notes & Agency Obligations, 2.50% - 11.25%
                Due 02/01/2005 - 08/15/2023;
                Total Par $614,481
                Market Value $846,609)...........  $     830,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......        830,000
                                                   -------------
                (Cost $830,000)
TOTAL INVESTMENTS - 98.89%.......................     19,418,630
                                                   -------------
(Cost $18,161,491)

NET OTHER ASSETS AND LIABILITIES - 1.11%.........        217,960
                                                   -------------
NET ASSETS - 100.00%.............................  $  19,636,590
                                                   =============

------------------------------------
(A) Variable rate note. Interest rate shown reflects rate in effect on December 31, 2002.
(B) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. On December 31, 2002, these securities amounted to $307,373 or 1.57% of net assets.
(C) Step Bond. A Bond with an interest rate that adjusts periodically to maturity. The interest rate shown reflects the rate in effect on December 31, 2002.
(D)    U.S. Dollar Denominated
BN     Bank Note
CMO    Collateralized Mortgage Obligation
MTN    Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

     COLUMBIA HIGH YIELD FUND II

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002


   PAR VALUE                                             VALUE
  ----------                                           ---------

CORPORATE NOTES AND BONDS - 96.09%

                CONSUMER CYCLICAL - 34.01%

 $   50,000     American Axle & Manufacturing, Inc.
                Company Guaranteed
                9.75%, 03/01/09..................  $      53,875
     50,000     Extended Stay America
                Senior Subordinated Note
                9.15%, 03/15/08..................         49,500
     50,000     Harrah's Operating Co., Inc.
                7.88%, 12/15/05..................         53,125
     25,000     Hasbro, Inc.
                8.50%, 03/15/06..................         25,625
     25,000     Hasbro, Inc.
                6.15%, 07/15/08..................         24,125
     25,000     International Game Technology
                Senior Note
                7.88%, 05/15/04..................         26,125
     25,000     International Game Technology
                Senior Note
                8.38%, 05/15/09..................         27,875
     50,000     KB Home, Senior Subordinated Note
                9.50%, 02/15/11..................         53,250
     50,000     Lear Corp., Series B
                7.96%, 05/15/05..................         51,562
     50,000     Park Place Entertainment
                Senior Subordinated Note
                9.38%, 02/15/07..................         53,500
     25,000     Six Flags, Inc., Senior Note
                9.75%, 06/15/07..................         24,375
     50,000     Starwood Hotels & Resorts
                6.75%, 11/15/05..................         50,039
     45,000     Station Casinos, Inc.
                Senior Subordinated Note
                9.88%, 07/01/10..................         49,050
     50,000     Toll Corp., Company Guaranteed
                8.00%, 05/01/09..................         50,250
    100,000     United Stationers Supply
                Senior Subordinated Note
                8.38%, 04/15/08..................        101,375
     50,000     Yum! Brands, Inc., Senior Note
                8.50%, 04/15/06..................         53,375
                                                   -------------
                                                         747,026
                                                   -------------

                CONSUMER STAPLES - 23.91%

     50,000     AdvancePCS
                8.50%, 04/01/08..................         52,250
     50,000     AmerisourceBergen Corp.,
                Senior Note
                8.13%, 09/01/08..................         53,500
     25,000     Constellation Brands, Inc.
                Company Guaranteed
                8.63%, 08/01/06..................         26,625
     25,000     Constellation Brands, Inc.
                Company Guaranteed
                8.50%, 03/01/09..................         26,312

   PAR VALUE                                             VALUE
  ----------                                           ---------

                CONSUMER STAPLES (CONTINUED)

 $   50,000     Cott Beverages, Inc.
                Company Guaranteed
                8.00%, 12/15/11..................  $      53,250
     10,000     Great Atlantic & Pacific Tea Co.
                7.75%, 04/15/07..................          7,250
     50,000     Iron Mountain, Inc., Company
                Guaranteed
                8.75%, 09/30/09..................         51,812
     50,000     Omnicare, Inc., Company Guaranteed
                Series B
                8.13%, 03/15/11..................         53,750
     25,000     Playtex Products, Inc.
                Company Guaranteed
                9.38%, 06/01/11..................         27,750
     50,000     Select Medical Corp.
                Senior Subordinated Note
                9.50%, 06/15/09..................         52,000
     50,000     Triad Hospitals, Inc.
                Company Guaranteed, Series B
                8.75%, 05/01/09..................         53,813
     50,000     United Rentals, Inc.
                Company Guaranteed, Series B
                9.25%, 01/15/09..................         41,125
     25,000     Winn-Dixie Stores, Inc.
                Company Guaranteed
                8.88%, 04/01/08..................         25,688
                                                   -------------
                                                         525,125
                                                   -------------

                MEDIA - 10.22%

     75,000     CSC Holdings, Inc., Debenture,
                Series B
                8.13%, 08/15/09..................         72,469
     50,000     Lamar Media Corp.
                Senior Subordinated Note
                7.25%, 01/01/13 (A)..............         51,063
     25,000     Nextel Communications, Senior Note
                10.65%, 09/15/07.................         24,000
     25,000     Rogers Communications
                Yankee, Senior Note
                8.88%, 07/15/07..................         24,000
     46,000     TCI Communications, Inc., Debenture
                8.75%, 08/01/15..................         53,051
                                                   -------------
                                                         224,583
                                                   -------------

                ENERGY - 6.22%

     25,000     Grant Prideco Escrow, Senior Note
                9.00%, 12/15/09 (A)..............         26,125
     16,000     Pennzoil-Quaker State
                Company Guaranteed
                10.00%, 11/01/08.................         19,840
     25,000     Pride International, Inc.,
                Senior Note
                10.00%, 06/01/09.................         27,125
     10,000     Vintage Petroleum
                Senior Subordinated Note
                9.75%, 06/30/09..................         10,450

                       SEE NOTES TO FINANCIAL STATEMENTS.

COLUMBIA HIGH YIELD FUND II

DECEMBER 31, 2002


   PAR VALUE                                             VALUE
  ----------                                           ---------

                ENERGY (CONTINUED)

 $   25,000     Westport Resources Corp.
                Senior Subordinated Note
                8.25%, 11/01/11 (A)..............  $      26,375
     25,000     XTO Energy, Inc., Senior Note
                7.50%, 04/15/12..................         26,688
                                                   -------------
                                                         136,603
                                                   -------------

                CAPITAL GOODS - 5.87%

     50,000     Allied Waste North America, Inc.
                Company Guaranteed, Series B
                10.00%, 08/01/09.................         49,875
     50,000     Ball Corp., Senior Note
                8.25%, 08/01/08..................         52,875
     25,000     Silgan Holdings, Inc.
                Senior Subordinated Debenture
                9.00%, 06/01/09..................         26,187
                                                   -------------
                                                         128,937
                                                   -------------

                INDUSTRIAL - 5.52%

     25,000     Cummins, Inc., Senior Note
                9.50%, 12/01/10 (A)..............         26,750
     40,000     Kennametal, Inc., Senior Note
                7.20%, 06/15/12..................         42,516
     25,000     L-3 Communications Corp.
                Company Guaranteed
                7.63%, 06/15/12..................         25,875
     25,000     Synagro Technologies, Inc.
                Senior Subordinated Note
                9.50%, 04/01/09..................         26,188
                                                   -------------
                                                         121,329
                                                   -------------

                TRANSPORTATION - 3.32%

     25,000     Kansas City Southern
                Company Guaranteed
                7.50%, 06/15/09..................         26,500
     45,000     Teekay Shipping Corp., Senior Note
                8.88%, 07/15/11..................         46,406
                                                   -------------
                                                          72,906
                                                   -------------

                BASIC MATERIALS - 2.41%

     50,000     Scotts Co., Company Guaranteed
                8.63%, 01/15/09..................         53,000
                                                   -------------

                HEALTH CARE - 2.39%

     50,000     Columbia/HCA Healthcare Corp.
                6.91%, 06/15/05..................         52,567
                                                   -------------

   PAR VALUE                                             VALUE
  ----------                                           ---------

                FINANCE - 2.22%

 $   50,000     Tech Olympic USA, Inc., Senior Note
                9.00%, 07/01/10 (A)..............  $      48,750
                                                   -------------
                TOTAL CORPORATE NOTES AND BONDS .      2,110,826
                                                   -------------
                (Cost $2,041,361)

FOREIGN BOND (B) - 0.95%

     20,000     British Sky Broadcasting, Inc.
                Yankee, Company Guaranteed
                7.30%, 10/15/06..................         20,820
                                                   -------------
                TOTAL FOREIGN BOND...............         20,820
                                                   -------------
                (Cost $20,596)

    SHARES
  ----------

INVESTMENT COMPANY - 1.45%

     31,823     J.P. Morgan U.S. Government
                Money Market Fund................         31,823
                                                   -------------
                TOTAL INVESTMENT COMPANY ........         31,823
                                                   -------------
                (Cost $31,823)
TOTAL INVESTMENTS - 98.49%.......................      2,163,469
                                                   -------------
(Cost $2,093,780)

NET OTHER ASSETS AND LIABILITIES - 1.51%.........         33,266
                                                   -------------
NET ASSETS - 100.00%.............................  $   2,196,735
                                                   =============

------------------------------
(A) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. On December 31, 2002, these securities amounted to $179,063 or 8.15% of net assets.
(B)    U.S. Dollar Denominated


                       SEE NOTES TO FINANCIAL STATEMENTS.

     THE GALAXY VIP FUND

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

                                                                                                                   COLUMBIA REAL
                                                   MONEY MARKET       EQUITY        GROWTH AND     SMALL COMPANY   ESTATE EQUITY
                                                       FUND            FUND        INCOME FUND      GROWTH FUND       FUND II
                                                   ------------    ------------    ------------    -------------   -------------
ASSETS:

   Investments (Note 2):
     Investments at cost .......................   $ 13,475,635    $ 51,904,576    $  7,145,907    $  2,948,150    $    923,696
     Repurchase agreement ......................      2,320,000          39,000          38,000          38,000              --
     Net unrealized appreciation (depreciation)
       of investments ..........................             --      (8,054,731)     (1,463,881)       (178,538)         42,266
                                                   ------------    ------------    ------------    ------------    ------------
       Total investments at value ..............     15,795,635      43,888,845       5,720,026       2,807,612         965,962
   Cash ........................................            444             758             979             463           1,415
   Receivable for investments sold .............             --          38,831              --           2,936          12,217
   Receivable for shares sold ..................          1,049           1,192             414             128              54
   Interest and dividend receivable ............         49,804          58,801           7,870             107           5,198
   Receivable from Investment Advisor (Note 4) .             --              --              --           1,638          16,922
   Deferred organizational expense (Note 2) ....             --              --             381             646             375
                                                   ------------    ------------    ------------    ------------    ------------
     Total Assets ..............................     15,846,932      43,988,427       5,729,670       2,813,530       1,002,143
                                                   ------------    ------------    ------------    ------------    ------------

LIABILITIES:

   Payable for investments purchased ...........             --         297,796              --           3,856           1,427
   Payable for shares repurchased ..............         48,751             941             534           1,448             446
   Payable to Fleet and affiliates (Notes 3 & 4)          3,489          35,777           4,230              --              --
   Trustees' fees and expenses payable (Note 3)             652           2,771             246              80              25
   Accrued expenses and other payables .........         20,067          47,858          14,673          12,616          21,086
                                                   ------------    ------------    ------------    ------------    ------------
     Total Liabilities .........................         72,959         385,143          19,683          18,000          22,984
                                                   ------------    ------------    ------------    ------------    ------------
NET ASSETS .....................................   $ 15,773,973    $ 43,603,284    $  5,709,987    $  2,795,530    $    979,159
                                                   ============    ============    ============    ============    ============

NET ASSETS CONSIST OF:
   Par value (Note 5) ..........................   $     15,774    $      3,771    $        717    $        358    $        102
   Paid-in capital in excess of par value ......     15,757,965      59,130,873       7,600,075       4,633,134         936,295
   Undistributed (overdistributed)
     net investment income .....................            263          (1,604)           (134)            (53)            (14)
   Accumulated net realized gain (loss)
     on investments sold .......................            (29)     (7,475,025)       (426,790)     (1,659,371)            510
   Net unrealized appreciation (depreciation)
     of investments ............................             --      (8,054,731)     (1,463,881)       (178,538)         42,266
                                                   ------------    ------------    ------------    ------------    ------------
TOTAL NET ASSETS ...............................   $ 15,773,973    $ 43,603,284    $  5,709,987    $  2,795,530    $    979,159
                                                   ============    ============    ============    ============    ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING ......     15,773,750       3,770,578         717,375         357,681         101,591

NET ASSET VALUE:
   Offering and redemption price per share
   (Net Assets/Shares Outstanding) .............   $       1.00    $      11.56    $       7.96    $       7.82    $       9.64
                                                   ============    ============    ============    ============    ============

                                                       ASSET
                                                     ALLOCATION     QUALITY PLUS    COLUMBIA HIGH
                                                        FUND         BOND FUND      YIELD FUND II
                                                    ------------    ------------    -------------
ASSETS:

   Investments (Note 2):
     Investments at cost .......................    $ 47,318,049    $ 17,331,491    $  2,093,780
     Repurchase agreement ......................         221,000         830,000              --
     Net unrealized appreciation (depreciation)
       of investments ..........................      (3,217,626)      1,257,139          69,689
                                                    ------------    ------------    ------------
       Total investments at value ..............      44,321,423      19,418,630       2,163,469
   Cash ........................................             436             920             816
   Receivable for investments sold .............              --          50,866              --
   Receivable for shares sold ..................             605           2,531              --
   Interest and dividend receivable ............         260,648         245,387          43,795
   Receivable from Investment Advisor (Note 4) .              --           5,454           1,953
   Deferred organizational expense (Note 2) ....              --              --             375
                                                    ------------    ------------    ------------
     Total Assets ..............................      44,583,112      19,723,788       2,210,408
                                                    ------------    ------------    ------------

LIABILITIES:

   Payable for investments purchased ...........              --          48,472             795
   Payable for shares repurchased ..............           1,548           3,485             654
   Payable to Fleet and affiliates (Notes 3 & 4)          38,037              --              --
   Trustees' fees and expenses payable (Note 3)            2,399             684              62
   Accrued expenses and other payables .........          51,307          34,557          12,162
                                                    ------------    ------------    ------------
     Total Liabilities .........................          93,291          87,198          13,673
                                                    ------------    ------------    ------------
NET ASSETS .....................................    $ 44,489,821    $ 19,636,590    $  2,196,735
                                                    ============    ============    ============

NET ASSETS CONSIST OF:
   Par value (Note 5) ..........................    $      3,636    $      1,773    $        245
   Paid-in capital in excess of par value ......      52,911,751      18,419,839       2,477,217
   Undistributed (overdistributed)
     net investment income .....................          32,973          39,936          13,747
   Accumulated net realized gain (loss)
     on investments sold .......................      (5,240,913)        (82,097)       (364,163)
   Net unrealized appreciation (depreciation)
     of investments ............................      (3,217,626)      1,257,139          69,689
                                                    ------------    ------------    ------------
TOTAL NET ASSETS ...............................    $ 44,489,821    $ 19,636,590    $  2,196,735
                                                    ============    ============    ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING ......       3,635,652       1,773,281         245,253

NET ASSET VALUE:
   Offering and redemption price per share
   (Net Assets/Shares Outstanding) .............    $      12.24    $      11.07    $       8.96
                                                    ============    ============    ============


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                     36 - 37

     THE GALAXY VIP FUND

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                                                                   COLUMBIA REAL
                                                   MONEY MARKET       EQUITY        GROWTH AND     SMALL COMPANY   ESTATE EQUITY
                                                       FUND            FUND        INCOME FUND      GROWTH FUND       FUND II
                                                   ------------    ------------    ------------    -------------   -------------

INVESTMENT INCOME:
   Interest (Note 2) ...........................   $    354,119    $     10,717    $        913    $      2,838    $         71
   Dividends (Note 2) ..........................             --         759,874         126,460           7,514          61,450
   Less: foreign taxes withheld (Note 2) .......             --          (7,144)           (453)            (34)            (42)
                                                   ------------    ------------    ------------    ------------    ------------
      Total investment income ..................        354,119         763,447         126,920          10,318          61,479
                                                   ------------    ------------    ------------    ------------    ------------

EXPENSES:
   Investment advisory fees (Note 3) ...........         73,003         451,110          59,396          27,741           8,446
   Administration fees (Note 3) ................         15,513          51,126           6,732           3,143             957
   Custody fees ................................          6,675           9,369           8,925          24,534           9,201
   Fund accounting fees (Note 3) ...............         28,793          35,211          28,077          34,376          26,699
   Professional fees ...........................         29,404          72,993          19,358          14,874          11,922
   Transfer agent fees (Note 3) ................          5,000           5,000           5,000           5,000           5,000
   Trustees' fees (Note 3) .....................            242             741             105              48              13
   Amortization of organization costs (Note 2) .             --              --           2,197           2,197           2,197
   Reports to shareholders .....................         12,763          26,565           4,222           2,251          19,929
   Miscellaneous ...............................          1,903           3,229           1,917           1,816           1,582
                                                   ------------    ------------    ------------    ------------    ------------
      Total expenses before
         reimbursement/waiver ..................        173,296         655,344         135,929         115,980          85,946
      Less: reimbursement/waiver (Note 4)  .....        (40,080)             --         (13,106)        (53,771)        (65,878)
                                                   ------------    ------------    ------------    ------------    ------------
      Total expenses net of
         reimbursement/waiver ..................        133,216         655,344         122,823          62,209          20,068
                                                   ------------    ------------    ------------    ------------    ------------
NET INVESTMENT INCOME (LOSS) ...................        220,903         108,103           4,097         (51,891)         41,411
                                                   ------------    ------------    ------------    ------------    ------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS (NOTE 2):
   Net realized gain (loss) on investments .....             14      (3,306,702)       (401,553)     (1,279,913)         40,621
   Net change in unrealized
      appreciation (depreciation) of investments             --     (17,120,856)     (2,143,288)       (289,371)        (66,916)
                                                   ------------    ------------    ------------    ------------    ------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS .....................             14     (20,427,558)     (2,544,841)     (1,569,284)        (26,295)
                                                   ------------    ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS ......................   $    220,917    $(20,319,455)   $ (2,540,744)   $ (1,621,175)   $     15,116
                                                   ============    ============    ============    ============    ============


                                                      ASSET
                                                    ALLOCATION     QUALITY PLUS    COLUMBIA HIGH
                                                       FUND         BOND FUND      YIELD FUND II
                                                   ------------    ------------    -------------

INVESTMENT INCOME:
   Interest (Note 2) ...........................   $  1,440,466    $  1,057,251    $    192,002
   Dividends (Note 2) ..........................        423,687              --             949
   Less: foreign taxes withheld (Note 2) .......           (355)             --              --
                                                   ------------    ------------    ------------
      Total investment income ..................      1,863,798       1,057,251         192,951
                                                   ------------    ------------    ------------

EXPENSES:
   Investment advisory fees (Note 3) ...........        444,817         106,385          14,229
   Administration fees (Note 3) ................         50,412          16,441           2,016
   Custody fees ................................         15,390          11,025           7,679
   Fund accounting fees (Note 3) ...............         51,108          42,148          31,692
   Professional fees ...........................         76,056          31,678          13,273
   Transfer agent fees (Note 3) ................          5,000           5,000           5,000
   Trustees' fees (Note 3) .....................            755             278              31
   Amortization of organization costs (Note 2) .             --              --           2,197
   Reports to shareholders .....................         32,744          31,439           1,705
   Miscellaneous ...............................          5,032           2,201           1,829
                                                   ------------    ------------    ------------
      Total expenses before
         reimbursement/waiver ..................        681,314         246,595          79,651
      Less: reimbursement/waiver (Note 4)  .....             --         (64,446)        (39,765)
                                                   ------------    ------------    ------------
      Total expenses net of
         reimbursement/waiver ..................        681,314         182,149          39,886
                                                   ------------    ------------    ------------
NET INVESTMENT INCOME (LOSS) ...................      1,182,484         875,102         153,065
                                                   ------------    ------------    ------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS (NOTE 2):
   Net realized gain (loss) on investments .....     (4,173,672)        236,916        (126,213)
   Net change in unrealized
      appreciation (depreciation) of investments     (8,461,886)        782,775          30,091
                                                   ------------    ------------    ------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS .....................    (12,635,558)      1,019,691         (96,122)
                                                   ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS ......................   $(11,453,074)   $  1,894,793    $     56,943
                                                   ============    ============    ============


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                     38 - 39

     THE GALAXY VIP FUND

STATEMENTS OF CHANGES IN NET ASSETS



                                                               MONEY MARKET FUND                   EQUITY FUND
                                                          ----------------------------    ----------------------------
                                                                  YEARS ENDED                     YEARS ENDED
                                                                  DECEMBER 31,                    DECEMBER 31,
                                                              2002            2001            2002            2001
                                                          ------------    ------------    ------------    ------------
NET ASSETS AT BEGINNING OF PERIOD .....................   $ 19,794,620    $ 18,091,614    $ 79,813,476    $120,711,783
                                                          ------------    ------------    ------------    ------------

INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS:
   Net investment income (loss) .......................        220,903         714,362         108,103           3,746
   Net realized gain (loss) on investments sold .......             14              --      (3,306,702)     (4,005,831)
   Net change in unrealized appreciation
      (depreciation) of investments ...................             --              --     (17,120,856)    (16,594,155)
                                                          ------------    ------------    ------------    ------------
      Net increase (decrease) in net assets
         resulting from operations ....................        220,917         714,362     (20,319,455)    (20,596,240)
                                                          ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ..............................       (220,884)       (716,249)       (125,623)             --
   Net realized gain on investments sold ..............             --              --              --      (1,098,486)
                                                          ------------    ------------    ------------    ------------
      Total Distributions .............................       (220,884)       (716,249)       (125,623)     (1,098,486)
                                                          ------------    ------------    ------------    ------------

SHARE TRANSACTIONS:
   Net proceeds from sale of shares ...................     11,746,582      15,065,786         851,624       1,859,397
   Issued to shareholders in reinvestment
      of dividends ....................................        220,884         719,213         125,623       1,098,486
   Cost of shares repurchased .........................    (15,988,146)    (14,080,106)    (16,742,361)    (22,161,464)
                                                          ------------    ------------    ------------    ------------
      Net increase (decrease) from share transactions..     (4,020,680)      1,704,893     (15,765,114)    (19,203,581)
                                                          ------------    ------------    ------------    ------------
      Net increase (decrease) in net assets ...........     (4,020,647)      1,703,006     (36,210,192)    (40,898,307)
                                                          ------------    ------------    ------------    ------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ........   $ 15,773,973    $ 19,794,620    $ 43,603,284    $ 79,813,476
                                                          ============    ============    ============    ============

(A) Undistributed (overdistributed)
      net investment income ...........................   $        263    $        244    $     (1,604)   $      1,663
                                                          ============    ============    ============    ============

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold ...............................................     11,746,582      15,065,786          58,751         111,808
   Issued to shareholders in
      reinvestment of dividends .......................        220,884         719,213          10,720          63,533
   Repurchased ........................................    (15,988,146)    (14,080,106)     (1,280,602)     (1,286,913)
                                                          ------------    ------------    ------------    ------------
      Net increase (decrease) in shares outstanding ...     (4,020,680)      1,704,893      (1,211,131)     (1,111,572)
                                                          ============    ============    ============    ============

                                                                                              SMALL COMPANY
                                                            GROWTH AND INCOME FUND             GROWTH FUND
                                                          --------------------------    -------------------------
                                                                 YEARS ENDED                   YEARS ENDED
                                                                 DECEMBER 31,                  DECEMBER 31,
                                                             2002           2001            2002          2001
                                                          -----------    -----------    -----------    ----------
NET ASSETS AT BEGINNING OF PERIOD .....................   $10,503,820    $12,955,291    $ 4,861,381    $4,916,296
                                                          -----------    -----------    -----------    ----------

INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS:
   Net investment income (loss) .......................         4,097          2,485        (51,891)      (51,570)
   Net realized gain (loss) on investments sold .......      (401,553)       (23,015)    (1,279,913)     (160,351)
   Net change in unrealized appreciation
      (depreciation) of investments ...................    (2,143,288)      (552,745)      (289,371)      209,867
                                                          -----------    -----------    -----------    ----------
      Net increase (decrease) in net assets
         resulting from operations ....................    (2,540,744)      (573,275)    (1,621,175)       (2,054)
                                                          -----------    -----------    -----------    ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ..............................        (6,157)       (15,921)            --            --
   Net realized gain on investments sold ..............            --             --             --            --
                                                          -----------    -----------    -----------    ----------
      Total Distributions .............................        (6,157)       (15,921)            --            --
                                                          -----------    -----------    -----------    ----------

SHARE TRANSACTIONS:
   Net proceeds from sale of shares ...................       262,730        744,740        461,270       794,476
   Issued to shareholders in reinvestment
      of dividends ....................................         6,157         15,921             --            --
   Cost of shares repurchased .........................    (2,515,819)    (2,622,936)      (905,946)     (847,337)
                                                          -----------    -----------    -----------    ----------
      Net increase (decrease) from share transactions..    (2,246,932)    (1,862,275)      (444,676)      (52,861)
                                                          -----------    -----------    -----------    ----------
      Net increase (decrease) in net assets ...........    (4,793,833)    (2,451,471)    (2,065,851)      (54,915)
                                                          -----------    -----------    -----------    ----------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ........   $ 5,709,987    $10,503,820    $ 2,795,530    $4,861,381
                                                          ===========    ===========    ===========    ==========

(A) Undistributed (overdistributed)
      net investment income ...........................   $      (134)   $      (271)   $       (53)   $      (75)
                                                          ===========    ===========    ===========    ==========

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold ...............................................        27,472         69,202         44,606        71,298
   Issued to shareholders in
      reinvestment of dividends .......................           774          1,432             --            --
   Repurchased ........................................      (282,619)      (248,494)      (103,727)      (75,551)
                                                          -----------    -----------    -----------    ----------
      Net increase (decrease) in shares outstanding ...      (254,373)      (177,860)       (59,121)       (4,253)
                                                          ===========    ===========    ===========    ==========

                                                            COLUMBIA REAL ESTATE            ASSET ALLOCATION
                                                               EQUITY FUND II                     FUND
                                                          ------------------------    ----------------------------
                                                                YEARS ENDED                  YEARS ENDED
                                                                DECEMBER 31,                 DECEMBER 31,
                                                             2002          2001           2002            2001
                                                          ----------    ----------    ------------    ------------
NET ASSETS AT BEGINNING OF PERIOD .....................   $1,112,378    $1,092,203    $ 77,782,173    $101,678,917
                                                          ----------    ----------    ------------    ------------

INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS:
   Net investment income (loss) .......................       41,411        41,175       1,182,484       1,892,811
   Net realized gain (loss) on investments sold .......       40,621        30,467      (4,173,672)       (691,608)
   Net change in unrealized appreciation
      (depreciation) of investments ...................      (66,916)      (20,267)     (8,461,886)     (8,637,011)
                                                          ----------    ----------    ------------    ------------
      Net increase (decrease) in net assets
         resulting from operations ....................       15,116        51,375     (11,453,074)     (7,435,808)
                                                          ----------    ----------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ..............................      (33,393)      (32,117)     (1,221,494)     (1,971,029)
   Net realized gain on investments sold ..............      (39,385)           --              --        (720,864)
                                                          ----------    ----------    ------------    ------------
      Total Distributions .............................      (72,778)      (32,117)     (1,221,494)     (2,691,893)
                                                          ----------    ----------    ------------    ------------

SHARE TRANSACTIONS:
   Net proceeds from sale of shares ...................      224,088       172,111         529,174       1,847,398
   Issued to shareholders in reinvestment
      of dividends ....................................       72,778        32,117       1,221,494       2,691,893
   Cost of shares repurchased .........................     (372,423)     (203,311)    (22,368,452)    (18,308,334)
                                                          ----------    ----------    ------------    ------------
      Net increase (decrease) from share transactions..      (75,557)          917     (20,617,784)    (13,769,043)
                                                          ----------    ----------    ------------    ------------
      Net increase (decrease) in net assets ...........     (133,219)       20,175     (33,292,352)    (23,896,744)
                                                          ----------    ----------    ------------    ------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ........   $  979,159    $1,112,378    $ 44,489,821    $ 77,782,173
                                                          ==========    ==========    ============    ============

(A) Undistributed (overdistributed)
      net investment income ...........................   $      (14)   $      (23)   $     32,973    $     (2,148)
                                                          ==========    ==========    ============    ============

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold ...............................................       20,934        17,741          41,345         118,393
   Issued to shareholders in
      reinvestment of dividends .......................        7,407         3,331          93,991         178,660
   Repurchased ........................................      (36,726)      (20,752)     (1,725,611)     (1,196,422)
                                                          ----------    ----------    ------------    ------------
      Net increase (decrease) in shares outstanding ...       (8,385)          320      (1,590,275)       (899,369)
                                                          ==========    ==========    ============    ============


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                     40 - 41

     THE GALAXY VIP FUND

                                                                             QUALITY PLUS               COLUMBIA HIGH
                                                                               BOND FUND                YIELD FUND II
                                                                     --------------------------    ------------------------

                                                                             YEARS ENDED                 YEARS ENDED
                                                                             DECEMBER 31,                DECEMBER 31,
                                                                         2002           2001          2002          2001
                                                                     -----------    -----------    ----------    ----------
NET ASSETS AT BEGINNING OF PERIOD...............................     $19,824,416    $23,107,642    $2,421,291    $2,187,698
                                                                     -----------    -----------    ----------    ----------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income........................................         875,102      1,113,159       153,065       157,329
   Net realized gain (loss) on investments sold.................         236,916        526,769      (126,213)     (159,638)
   Net change in unrealized appreciation (depreciation)
      of investments ...........................................         782,775       (125,689)       30,091       135,253
                                                                     -----------    -----------    ----------    ----------
      Net increase in net assets resulting from operations......       1,894,793      1,514,239        56,943       132,944
                                                                     -----------    -----------    ----------    ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income........................................        (920,063)    (1,161,203)     (149,903)     (151,752)
                                                                     -----------    -----------    ----------    ----------
      Total Distributions.......................................        (920,063)    (1,161,203)     (149,903)     (151,752)
                                                                     -----------    -----------    ----------    ----------

SHARE TRANSACTIONS:
   Net proceeds from sale of shares.............................       4,456,573      3,793,477       626,496       623,044
   Issued to shareholders in reinvestment of dividends..........         920,063      1,161,237       149,903       151,752
   Cost of shares repurchased...................................      (6,539,192)    (8,590,976)     (907,995)     (522,395)
                                                                     -----------    -----------    ----------    ----------
      Net increase (decrease) from share transactions...........      (1,162,556)    (3,636,262)     (131,596)      252,401
                                                                     -----------    -----------    ----------    ----------
      Net increase (decrease) in net assets.....................        (187,826)    (3,283,226)     (224,556)      233,593
                                                                     -----------    -----------    ----------    ----------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A)..................     $19,636,590    $19,824,416    $2,196,735    $2,421,291
                                                                     ===========    ===========    ==========    ==========

(A) Undistributed net investment income.........................     $    39,936    $    24,347    $   13,747    $   11,297
                                                                     ===========    ===========    ==========    ==========


OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold.........................................................         414,915        371,121        69,617        65,929
   Issued to shareholders in reinvestment of dividends..........          86,035        100,430        16,631        16,067
   Repurchased..................................................        (611,329)      (824,431)     (101,745)      (55,251)
                                                                     -----------    -----------    ----------    ----------
      Net increase (decrease) in shares outstanding.............        (110,379)      (352,880)      (15,497)       26,745
                                                                     ===========    ===========    ==========    ==========


                       SEE NOTES TO FINANCIAL STATEMENTS.

     MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                         YEARS ENDED DECEMBER 31,
                                                          --------------------------------------------------------
                                                            2002       2001        2000         1999        1998
                                                          --------   --------    --------     --------    --------

Net Asset Value, Beginning of Period.................     $   1.00   $   1.00    $   1.00     $   1.00    $   1.00
                                                          --------   --------    --------     --------    --------
Income from Investment Operations:
   Net investment income (A).........................         0.01       0.04        0.06         0.05        0.05
                                                          --------   --------    --------     --------    --------
      Total from Investment Operations...............         0.01       0.04        0.06         0.05        0.05
                                                          --------   --------    --------     --------    --------

Less Distributions:
   Distributions from net investment income..........        (0.01)     (0.04)      (0.06)       (0.05)      (0.05)
                                                          --------   --------    --------     --------    --------
      Total Distributions............................        (0.01)     (0.04)      (0.06)       (0.05)      (0.05)
                                                          --------   --------    --------     --------    --------
Net increase (decrease) in net asset value...........           --         --          --           --          --
                                                          --------   --------    --------     --------    --------
Net Asset Value, End of Period.......................     $   1.00   $   1.00    $   1.00     $   1.00    $   1.00
                                                          ========   ========    ========     ========    ========

Total Return ........................................         1.21%      3.65%       6.13%        4.86%       5.16%

Ratios/Supplemental Data:

Net Assets, End of Period (000s).....................     $ 15,774   $ 19,795    $ 18,092     $ 21,817    $ 16,821
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver...........................         1.21%      3.54%       5.97%        4.78%       4.95%
   Operating expenses including
      reimbursement/waiver...........................         0.73%      0.62%       0.43%        0.41%       0.55%
   Operating expenses excluding
      reimbursement/waiver...........................         0.95%      0.83%       0.85%        0.82%       0.98%

----------------------
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended December 31, 2002, 2001, 2000, 1999 and 1998 was $0.01, $0.04, $0.05, $0.04 and
       $0.05, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

     EQUITY FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                  YEARS ENDED DECEMBER 31,
                                                               --------------------------------------------------------------
                                                                 2002         2001         2000          1999          1998
                                                               --------     --------     ---------     ---------     --------

Net Asset Value, Beginning of Period ....................      $  16.02     $  19.81     $   22.21     $   19.20     $  19.68
                                                               --------     --------     ---------     ---------     --------
Income from Investment Operations:
   Net investment income (loss) (A) .....................          0.03           --(1)      (0.02)        (0.02)        0.13
   Net realized and unrealized gain (loss) on investments         (4.46)       (3.58)        (0.37)         5.05         4.25
                                                               --------     --------     ---------     ---------     --------
      Total from Investment Operations ..................         (4.43)       (3.58)        (0.39)         5.03         4.38
                                                               --------     --------     ---------     ---------     --------

Less Distributions:
   Distributions from net investment income .............         (0.03)          --            --            --        (0.13)
   Distributions from net realized capital gains ........            --        (0.21)        (2.01)        (2.02)       (4.73)
                                                               --------     --------     ---------     ---------     --------
      Total Distributions ...............................         (0.03)       (0.21)        (2.01)        (2.02)       (4.86)
                                                               --------     --------     ---------     ---------     --------
Net increase (decrease) in net asset value ..............         (4.46)       (3.79)        (2.40)         3.01        (0.48)
                                                               --------     --------     ---------     ---------     --------
Net Asset Value, End of Period ..........................      $  11.56     $  16.02     $   19.81     $   22.21     $  19.20
                                                               ========     ========     =========     =========     ========

Total Return ............................................        (27.64)%     (18.17)%       (1.82)%       27.18%       23.52%

Ratios/Supplemental Data:

Net Assets, End of Period (000s) ........................      $ 43,603     $ 79,813     $ 120,712     $ 119,799     $ 92,620
Ratios to average net assets:
   Net investment income (loss) including
      reimbursement/waiver ..............................          0.18%        0.00%        (0.11)%       (0.11)%       0.61%
   Operating expenses including
      reimbursement/waiver ..............................          1.09%        1.02%         0.98%         0.96%        1.05%
   Operating expenses excluding
      reimbursement/waiver ..............................          1.09%        1.02%         0.98%         0.96%        1.05%
Portfolio Turnover Rate .................................            35%          51%           54%           60%          75%

----------------------
(1)    Amount is less than $0.005.
(A) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended December 31, 2002, 2001, 2000, 1999 and 1998 was $0.03, $0.00, $(0.02),
       $(0.02) and $0.13, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

     GROWTH AND INCOME FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                                                PERIOD ENDED
                                                                          YEARS ENDED DECEMBER 31,              DECEMBER 31,
                                                               ----------------------------------------------
                                                                2002         2001         2000         1999       1998(1)
                                                               -------     --------     --------     --------     -------
Net Asset Value, Beginning of Period ....................      $ 10.81     $  11.27     $  10.87     $  10.34     $ 10.00
                                                               -------     --------     --------     --------     -------
Income from Investment Operations:
   Net investment income (A) ............................         0.01         0.01         0.02         0.05        0.05
   Net realized and unrealized gain (loss) on investments        (2.85)       (0.45)        0.58         0.68        0.34
                                                               -------     --------     --------     --------     -------
      Total from Investment Operations ..................        (2.84)       (0.44)        0.60         0.73        0.39
                                                               -------     --------     --------     --------     -------

Less Distributions:
   Distributions from net investment income .............        (0.01)       (0.02)       (0.02)       (0.05)      (0.05)
   Distributions in excess of net investment income .....           --           --           --           --(2)       --(2)
   Distributions from net realized capital gains ........           --           --        (0.18)       (0.07)         --
   Distributions in excess of net realized capital gains            --           --           --        (0.08)         --
                                                               -------     --------     --------     --------     -------
      Total Distributions ...............................        (0.01)       (0.02)       (0.20)       (0.20)      (0.05)
                                                               -------     --------     --------     --------     -------
Net increase (decrease) in net asset value ..............        (2.85)       (0.46)        0.40         0.53        0.34
                                                               -------     --------     --------     --------     -------
Net Asset Value, End of Period ..........................      $  7.96     $  10.81     $  11.27     $  10.87     $ 10.34
                                                               =======     ========     ========     ========     =======

Total Return ............................................       (26.28)%      (3.95)%       5.57%        7.10%       3.72%**

Ratios/Supplemental Data:
Net Assets, End of Period (000s) ........................      $ 5,710     $ 10,504     $ 12,955     $ 12,424     $ 7,637
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver ..............................         0.05%        0.02%        0.23%        0.42%       0.69%*
   Operating expenses including
      reimbursement/waiver ..............................         1.55%        1.41%        1.38%        1.49%       1.50%*
   Operating expenses excluding
      reimbursement/waiver ..............................         1.72%        1.42%        1.38%        1.49%       2.58%*
Portfolio Turnover Rate .................................           13%          12%          16%          17%         30%**

--------------------------
*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on March 4, 1998.
(2)    Amount is less than $0.005 per share.
(A) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended December 31, 2002, 2001, 2000 and 1999 and the period ended December 31, 1998 was $(0.02), $0.01, $0.02, $0.05 and $(0.03), respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

     SMALL COMPANY GROWTH FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                                                 PERIOD ENDED
                                                                          YEARS ENDED DECEMBER 31,               DECEMBER 31,
                                                               -----------------------------------------------
                                                                 2002         2001         2000         1999        1998(1)
                                                               --------     --------     --------     --------     --------
Net Asset Value, Beginning of Period ....................      $  11.66     $  11.68     $  14.29     $   8.92     $  10.00
                                                               --------     --------     --------     --------     --------
Income from Investment Operations:
   Net investment loss (A) ..............................         (0.15)       (0.12)       (0.10)       (0.11)       (0.02)
   Net realized and unrealized gain (loss) on investments         (3.69)        0.10        (1.17)        6.07        (1.05)
                                                               --------     --------     --------     --------     --------
      Total from Investment Operations ..................         (3.84)       (0.02)       (1.27)        5.96        (1.07)
                                                               --------     --------     --------     --------     --------

Less Distributions:
   Distributions in excess of net investment income .....            --           --           --           --        (0.01)
   Distributions from net realized capital gains ........            --           --        (0.75)       (0.59)          --
   Distributions in excess of net realized capital gains             --           --        (0.59)          --           --
                                                               --------     --------     --------     --------     --------
      Total Distributions ...............................            --           --        (1.34)       (0.59)       (0.01)
                                                               --------     --------     --------     --------     --------
Net increase (decrease) in net asset value ..............         (3.84)       (0.02)       (2.61)        5.37        (1.08)
                                                               --------     --------     --------     --------     --------
Net Asset Value, End of Period ..........................      $   7.82     $  11.66     $  11.68     $  14.29     $   8.92
                                                               ========     ========     ========     ========     ========

Total Return ............................................        (32.93)%      (0.17)%      (9.09)%      67.49%      (10.68)%**

Ratios/Supplemental Data:
Net Assets, End of Period (000s) ........................      $  2,796     $  4,861     $  4,916     $  2,305     $  1,143
Ratios to average net assets:
   Net investment loss including
      reimbursement/waiver ..............................         (1.40)%      (1.10)%      (0.99)%      (1.14)%      (0.65)%*
   Operating expenses including
      reimbursement/waiver ..............................          1.68%        1.60%        1.60%        1.60%        1.60%*
   Operating expenses excluding
      reimbursement/waiver ..............................          3.14%        2.54%        3.14%        5.97%       12.86%*
Portfolio Turnover Rate .................................           104%          70%          98%         134%          87%**

--------------------------
*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on April 17, 1998.
(A) Net investment loss per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended December 31, 2002, 2001, 2000 and 1999 and the period ended December 31, 1998 was $(0.31), $(0.23), $(0.26), $(0.54) and $(0.36), respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

     COLUMBIA REAL ESTATE EQUITY FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                                               PERIOD ENDED
                                                                          YEARS ENDED DECEMBER 31,             DECEMBER 31,
                                                               ---------------------------------------------
                                                                2002         2001         2000         1999      1998(1)
                                                               -------     --------     --------     -------     -------
Net Asset Value, Beginning of Period ....................      $ 10.11     $   9.96     $   8.08     $  8.78     $ 10.00
                                                               -------     --------     --------     -------     -------
Income from Investment Operations:
   Net investment income (A) ............................         0.40         0.38         0.41        0.38        0.28
   Net realized and unrealized gain (loss) on investments        (0.14)        0.07         1.86       (0.74)      (1.24)
                                                               -------     --------     --------     -------     -------
      Total from Investment Operations ..................         0.26         0.45         2.27       (0.36)      (0.96)
                                                               -------     --------     --------     -------     -------

Less Distributions:
   Distributions from net investment income .............        (0.32)       (0.30)       (0.38)      (0.34)      (0.26)
   Distributions in excess of net investment income .....           --           --        (0.01)         --          --
   Distributions from net realized capital gains ........        (0.41)          --           --          --          --
                                                               -------     --------     --------     -------     -------
      Total Distributions ...............................        (0.73)       (0.30)       (0.39)      (0.34)      (0.26)
                                                               -------     --------     --------     -------     -------
Net increase (decrease) in net asset value ..............        (0.47)        0.15         1.88       (0.70)      (1.22)
                                                               -------     --------     --------     -------     -------
Net Asset Value, End of Period ..........................      $  9.64     $  10.11     $   9.96     $  8.08     $  8.78
                                                               =======     ========     ========     =======     =======

Total Return ............................................         2.57%        4.68%       28.57%      (4.13)%     (9.57)%**

Ratios/Supplemental Data:
Net Assets, End of Period (000s) .......................       $   979     $  1,112     $  1,092     $   983     $   784
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver ..............................         3.68%        3.81%        4.39%       4.84%       4.62%*
   Operating expenses including
      reimbursement/waiver ..............................         1.78%        1.70%        1.70%       1.70%       1.70%*
   Operating expenses excluding
      reimbursement/waiver ..............................         7.63%        5.99%        5.76%       5.91%      10.49%*
Portfolio Turnover Rate .................................           98%          54%          41%         33%          3%**

--------------------------
*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on March 3, 1998.
(A) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended December 31, 2002, 2001, 2000 and 1999 and the period ended December 31, 1998 was $(0.24), $(0.05), $0.03, $0.05 and $(0.26), respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

     ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                  YEARS ENDED DECEMBER 31,
                                                               ------------------------------------------------------------
                                                                 2002         2001         2000         1999         1998
                                                               --------     --------     --------     --------     --------
Net Asset Value, Beginning of Period ....................      $  14.88     $  16.60     $  16.96     $  16.37     $  14.54
                                                               --------     --------     --------     --------     --------
Income from Investment Operations:
   Net investment income (A) ............................          0.27         0.33         0.41         0.40         0.33
   Net realized and unrealized gain (loss) on investments         (2.63)       (1.57)       (0.04)        0.74         2.17
                                                               --------     --------     --------     --------     --------
      Total from Investment Operations ..................         (2.36)       (1.24)        0.37         1.14         2.50
                                                               --------     --------     --------     --------     --------

Less Distributions:
   Distributions from net investment income .............         (0.28)       (0.35)       (0.41)       (0.40)       (0.39)
   Distributions in excess of net investment income .....            --           --           --(1)        --(1)        --(1)
   Distributions from net realized capital gains ........            --        (0.13)       (0.32)       (0.14)       (0.22)
   Distributions in excess of net realized capital gains             --           --           --        (0.01)       (0.06)
                                                               --------     --------     --------     --------     --------
      Total Distributions ...............................         (0.28)       (0.48)       (0.73)       (0.55)       (0.67)
                                                               --------     --------     --------     --------     --------
Net increase (decrease) in net asset value ..............         (2.64)       (1.72)       (0.36)        0.59         1.83
                                                               --------     --------     --------     --------     --------
Net Asset Value, End of Period ..........................      $  12.24     $  14.88     $  16.60     $  16.96     $  16.37
                                                               ========     ========     ========     ========     ========

Total Return ............................................        (15.92)%      (7.47)%       2.17%        7.06%       17.51%

Ratios/Supplemental Data:

Net Assets, End of Period (000s) ........................      $ 44,490     $ 77,782     $101,679     $106,869     $ 78,586
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver ..............................          1.99%        2.15%        2.33%        2.45%        2.69%
   Operating expenses including
      reimbursement/waiver ..............................          1.15%        1.03%        1.01%        1.02%        1.07%
   Operating expenses excluding
      reimbursement/waiver ..............................          1.15%        1.03%        1.01%        1.02%        1.07%
Portfolio Turnover Rate .................................            34%          57%          57%         111%          88%

-----------------------------
(1)    Amount is less than $0.005.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended December 31, 2002, 2001, 2000, 1999 and 1998 was $0.27, $0.35, $0.41, $0.40 and
       $0.33, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

     QUALITY PLUS BOND FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                  YEARS ENDED DECEMBER 31,
                                                               ------------------------------------------------------------
                                                                 2002         2001         2000         1999         1998
                                                               --------     --------     --------     --------     --------
Net Asset Value, Beginning of Period ....................      $  10.52     $  10.33     $   9.71     $  10.70     $  10.31
                                                               --------     --------     --------     --------     --------
Income from Investment Operations:
   Net investment income (A) ............................          0.49         0.54         0.59         0.58         0.58
   Net realized and unrealized gain (loss) on investments          0.57         0.22         0.62        (0.98)        0.39
                                                               --------     --------     --------     --------     --------
      Total from Investment Operations ..................          1.06         0.76         1.21        (0.40)        0.97
                                                               --------     --------     --------     --------     --------

Less Distributions:
   Distributions from net investment income .............         (0.51)       (0.57)       (0.59)       (0.58)       (0.58)
   Distributions from net realized capital gains ........            --           --           --        (0.01)          --
                                                               --------     --------     --------     --------     --------
      Total Distributions ...............................         (0.51)       (0.57)       (0.59)       (0.59)       (0.58)
                                                               --------     --------     --------     --------     --------
Net increase (decrease) in net asset value ..............          0.55         0.19         0.62        (0.99)        0.39
                                                               --------     --------     --------     --------     --------
Net Asset Value, End of Period ..........................      $  11.07     $  10.52     $  10.33     $   9.71     $  10.70
                                                               ========     ========     ========     ========     ========

Total Return ............................................         10.33%        7.47%       12.88%       (3.78)%       9.70%

Ratios/Supplemental Data:

Net Assets, End of Period (000s) ........................      $ 19,637     $ 19,824     $ 23,108     $ 22,753     $ 23,289
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver ..............................          4.52%        5.20%        5.96%        5.69%        5.55%
   Operating expenses including
      reimbursement/waiver ..............................          0.94%        0.86%        0.71%        0.64%        0.54%
   Operating expenses excluding
      reimbursement/waiver ..............................          1.27%        1.07%        0.99%        1.03%        1.10%
Portfolio Turnover Rate .................................            58%         130%          83%         197%         194%

-----------------------------
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended December 31, 2002, 2001, 2000, 1999 and 1998 was $0.45, $0.55, $0.55, $0.54 and
       $0.52, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

     COLUMBIA HIGH YIELD FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                                                 PERIOD ENDED
                                                                            YEARS ENDED DECEMBER 31,             DECEMBER 31,
                                                               -----------------------------------------------
                                                                 2002         2001         2000         1999        1998(1)
                                                               --------     --------     --------     --------     --------
Net Asset Value, Beginning of Period ....................      $   9.29     $   9.35     $   9.70     $  10.36     $  10.00
                                                               --------     --------     --------     --------     --------
Income from Investment Operations:
   Net investment income (A) ............................          0.59         0.64         0.69         0.70         0.49
   Net realized and unrealized gain (loss) on investments         (0.35)       (0.07)       (0.35)       (0.65)        0.45
                                                               --------     --------     --------     --------     --------
      Total from Investment Operations ..................          0.24         0.57         0.34         0.05         0.94
                                                               --------     --------     --------     --------     --------

Less Distributions:
   Distributions from net investment income .............         (0.57)       (0.63)       (0.69)       (0.70)       (0.49)
   Distributions from net realized capital gains ........            --           --           --        (0.01)       (0.09)
                                                               --------     --------     --------     --------     --------
      Total Distributions ...............................         (0.57)       (0.63)       (0.69)       (0.71)       (0.58)
                                                               --------     --------     --------     --------     --------
Net increase (decrease) in net asset value ..............         (0.33)       (0.06)       (0.35)       (0.66)        0.36
                                                               --------     --------     --------     --------     --------
Net Asset Value, End of Period ..........................      $   8.96     $   9.29     $   9.35     $   9.70     $  10.36
                                                               ========     ========     ========     ========     ========

Total Return ............................................          2.74%        6.18%        3.66%        0.56%        9.61%**

Ratios/Supplemental Data:
Net Assets, End of Period (000s) ........................      $  2,197     $  2,421     $  2,188     $  2,403     $  2,454
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver ..............................          6.46%        6.89%        7.29%        7.00%        6.18%*
   Operating expenses including
      reimbursement/waiver ..............................          1.68%        1.60%        1.60%        1.60%        1.60%*
   Operating expenses excluding
      reimbursement/waiver ..............................          3.36%        3.23%        3.18%        2.89%        4.25%*
Portfolio Turnover Rate .................................            49%          54%          46%          35%          89%**

--------------------------
*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on March 3, 1998.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended December 31, 2002, 2001, 2000 and 1999 and the period ended December 31, 1998 was $0.43, $0.47, $0.54, $0.57 and $0.28, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

     NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION

    The Galaxy VIP Fund, a Massachusetts business trust (the "Trust" or "Galaxy VIP"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company, for the purpose of providing a vehicle for the investment of assets of various insurance company separate accounts established to fund variable annuity contracts and variable life insurance policies. The accompanying financial statements and financial highlights are those of the Money Market Fund, Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund, Quality Plus Bond Fund (formerly known as High Quality Bond
Fund) and Columbia High Yield Fund II (individually, a "Fund" and collectively, the "Funds"), the eight managed investment portfolios offered by the Trust as of the date of this report.

2.  SIGNIFICANT ACCOUNTING POLICIES

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with accounting principles generally accepted in the United States consistently followed by the Trust in the preparation of its financial statements.

    PORTFOLIO VALUATION: Investments in securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded, or at the last sale price on the national securities market. Securities traded on over-the-counter markets are valued at the last sale price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. Corporate debt securities and debt securities of U.S. issuers (other than short-term investments), including municipal securities, are valued by an independent pricing service approved by the Board of Trustees. When, in the judgment of the service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices and asked prices. Investments with prices that cannot be readily obtained, if any, are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type, indications as to values from dealers, and general market conditions. All other securities and assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Investments in other investment companies are valued at net asset value.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Net realized gains and losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared daily and paid monthly with respect to the Money Market Fund, Quality Plus Bond Fund and Columbia High Yield Fund II, and declared and paid quarterly with respect to the Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II and Asset Allocation Fund. Net realized capital gains, if any, are distributed at least annually.

    Income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States.

    REPURCHASE AGREEMENTS: Each Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian or a sub-custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

    Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and other affiliated funds may transfer their uninvested cash balances into one or more joint trading accounts. The assets in the joint trading accounts are invested in one or more repurchase agreements or other short-term investments. These repurchase agreements are subject to the same collateral requirements as discussed above.

NOTES TO FINANCIAL STATEMENTS


    FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, each Fund will not be subject to federal income taxes to the extent it distributes substantially all of its taxable or tax-exempt income, if any, for the tax year ending December
31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income tax provision is recorded.

    EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a particular Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds.

    ORGANIZATION COSTS: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal securities laws. All such costs are being amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operation.

3. INVESTMENT ADVISORY, ADMINISTRATION AND OTHER RELATED PARTY TRANSACTIONS

    The Trust has entered into separate investment advisory agreements with Fleet Investment Advisors Inc. ("Fleet") and Columbia Management Co. ("Columbia Management"). Fleet and Columbia Management (the "Investment Advisors") are wholly-owned subsidiaries of Columbia Management Group, Inc. ("CMG") an indirect wholly-owned subsidiary of FleetBoston Financial Corporation. Under the terms of its agreement with the Trust, Fleet provides services for a fee, computed daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets: 0.40% for the Money Market Fund, 0.75% for the Equity, Growth and Income, Small Company Growth and Asset Allocation Funds and 0.55% for the Quality Plus Bond Fund. The Trust has been advised by Fleet that, effective August 1, 2001, it intends to waive advisory fees payable by certain Funds for which it serves as Investment Advisor so that advisory fees payable by such Funds would be as follows: (i) with respect to the Equity, Growth and Income, Small Company Growth and Asset Allocation Funds, 0.75% of the first $500 million of average daily net assets, plus 0.70% of the next $500 million of average daily net assets, plus 0.65% of the next $500 million of average daily net assets, plus 0.60% of the next $500 million of average daily net assets, plus 0.55% of average daily net assets in excess of $2 billion, and (ii) with respect to the Quality Plus Bond Fund, 0.55% of the first $500 million of average daily net assets, plus 0.50% of the next $500 million of average daily net assets, plus 0.45% of the next $500 million of average daily net assets, plus 0.40% of the next $500 million of average daily net assets, plus 0.35% of average daily net assets in excess of $2 billion. Under the terms of its agreement with the Trust, Columbia Management provides services for a fee, computed daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets: 0.75% for the Columbia Real Estate Equity Fund II and 0.60% for the Columbia High Yield Fund II (see Note 4).

    The Trust and Fleet ("the Administrator") are also parties to an administration agreement under which the Administrator provides services for a fee, computed daily and paid monthly, at the annual rate of 0.085% of the first $1 billion of the combined average daily net assets of the Funds, plus 0.078% of the next $1.5 billion of the combined average daily net assets of the Funds, plus 0.073% of the combined average daily net assets of the Funds in excess of $2.5 billion. The minimum aggregate annual fee payable for administration of the Funds is $100,000. Prior to July 22, 2002, PFPC Inc. ("PFPC"), a member of PNC Financial Services Group, served as the Trust's administrator and was entitled to receive the same fees that the Administrator is currently entitled to receive. Effective July 22, 2002, PFPC serves as sub-administrator to the Trust pursuant to an agreement with the Administrator.

    In addition, the sub-administrator also provides certain custody administration services pursuant to certain fee arrangements.

    Colonial Management Associates, Inc. ("CMA"), an affiliate of Fleet, provides the Trust with certain pricing and bookkeeping services pursuant to certain fee arrangements. Prior to July 22, 2002, PFPC provided these pricing and bookkeeping services pursuant to its administration agreement with the Trust and subject to the same fee arrangements. PFPC has agreed to continue to provide certain of these pricing and bookkeeping services pursuant to an agreement with CMA. As of July 22, 2002, Liberty Funds Services, Inc. provides transfer agency services to the Funds pursuant to certain fee arrangements. Prior to July 22, 2002, these transfer agency services were provided by PFPC.

    Liberty Funds Distributors, Inc. (the "Distributor"), an affiliate of Fleet, serves as the exclusive distributor of the Trust's shares. Prior to July 22, 2002, PFPC Distributors, Inc. ("PFPC Distributors"), a wholly-owned subsidiary of PFPC, and an indirect wholly-owned subsidiary of PNC Financial Services Group, acted as the exclusive distributor of the Trust's shares. Prior to January 2, 2001, Provident Distributors, Inc. ("PDI") acted as the exclusive distributor of the Trust's shares. On January 2, 2001, PFPC Distributors acquired all of the outstanding shares of PDI, and PDI was subsequently merged into PFPC Distributors.

NOTES TO FINANCIAL STATEMENTS


    Certain officers of the Trust are officers of Fleet and its affiliates or PFPC. Such officers receive no compensation from the Trust for serving in their respective roles. Each Trustee is entitled to receive for services as a Trustee of the Trust and The Galaxy Fund ("Galaxy") an aggregate fee of $54,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees of the Trust and Galaxy is also entitled to additional fees for his services in this capacity. These fees are allocated among the funds of the Trust and Galaxy based on their relative net assets.

    Each Trustee is eligible to participate in The Galaxy Fund/
The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each Trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

    Expenses for the year ended December 31, 2002 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

    Pursuant to procedures adopted by the Board of Trustees and in accordance with the 1940 Act, certain Funds placed a portion of their portfolio transactions with Quick & Reilly Institutional Trading, a division of Fleet Securities, Inc., an affiliate of the Funds' Investment Advisors. The commissions paid to Quick & Reilly Institutional Trading for the year ended December 31, 2002 were as follows:

                FUND                            COMMISSIONS
              -------                           -----------
    Equity Fund                                 $     4,625
    Growth and Income Fund                              175
    Columbia Real Estate Equity Fund II                  14
    Asset Allocation Fund                             6,290

4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

    Fleet and/or its affiliates and/or PFPC may voluntarily waive all or a portion of the fees payable to them by the Funds. The respective parties may, at their discretion, revise or discontinue the voluntary fee waivers at any time.

    For the year ended December 31, 2002, PFPC voluntarily waived fund accounting and custody administration fees in the amount of $29,987 for the Money Market Fund and $29,970 for the Quality Plus Bond Fund.

    The Investment Advisors may, from time to time, agree to reimburse a Fund for expenses above a specified percentage of average net assets. For the year ended December 31, 2002, the Investment Advisors agreed to reimburse the Money Market Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Quality Plus Bond Fund and Columbia High Yield Fund II in the amounts of $10,093, $13,106, $53,771, $65,878, $34,476 and $39,765,
respectively.

5. SHARES OF BENEFICIAL INTEREST

    The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into eight classes of shares. Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses and is entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class.



6. PURCHASES AND SALES OF SECURITIES

    The costs of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 2002 were as follows:

                                             PURCHASES                          SALES
  FUND                                   OTHER      GOVERNMENT           OTHER      GOVERNMENT
----------------------------------------------------------------------------------------------
Equity Fund                          $21,165,457    $       --       $35,497,432    $       --
Growth and Income Fund                 1,042,059            --         3,284,392            --
Small Company Growth Fund              3,767,489            --         4,162,818            --
Columbia Real Estate Equity Fund II    1,071,667            --         1,239,016            --
Asset Allocation Fund                 17,297,002     1,917,880        27,344,387     4,582,137
Quality Plus Bond Fund                 5,263,716     5,652,649         4,945,240     6,247,805
Columbia High Yield Fund II            1,195,134            --         1,058,599            --

NOTES TO FINANCIAL STATEMENTS


    The aggregate gross unrealized appreciation (depreciation), net unrealized appreciation (depreciation) and cost for all securities, as computed on a federal income tax basis, at December 31, 2002 for each Fund is as follows:


  FUND                              APPRECIATION  (DEPRECIATION)            NET           COST
-------------------------------------------------------------------------------------------------
Money Market Fund                    $       --    $         --        $        --    $15,795,635
Equity Fund                           3,562,915     (11,780,198)        (8,217,283)    52,106,128
Growth and Income Fund                  426,933      (1,890,814)        (1,463,881)     7,183,907
Small Company Growth Fund               249,147        (431,123)          (181,976)     2,989,588
Columbia Real Estate Equity Fund II      87,223         (40,443)            46,780        919,182
Asset Allocation Fund                 2,874,230      (6,129,267)        (3,255,037)    47,576,460
Quality Plus Bond Fund                1,230,389          (7,445)         1,222,944     18,195,686
Columbia High Yield Fund II              91,836         (15,819)            76,017      2,087,452

7. LINE OF CREDIT

    Each Fund (except the Money Market Fund) participated in a $150 million unsecured line of credit pursuant to a credit agreement dated as of December 29, 1999. Borrowings may be made under the credit agreement only for temporary or emergency purposes, such as repurchase or redemption of shares of the Funds. Interest is charged to each Fund based on its borrowings. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the Funds and the other participating funds at the end of each calendar quarter. For the year ended December 31, 2002, no borrowings were made by the Funds against the line of credit. Effective January 17, 2003, each Fund (except the Money Market Fund) participates in a $10 million unsecured line of credit pursuant to a credit agreement.

8. CAPITAL LOSS CARRYFORWARDS

    At December 31, 2002, the Funds had capital loss carryforwards as follows:

FUND                              AMOUNT    EXPIRATION
----                              ------    ----------
Money Market Fund ..........   $        29       2003
Equity Fund ................     2,908,429       2009
                                 3,698,775       2010
Growth and Income Fund .....        25,237       2009
                                   368,658       2010
Small Company Growth Fund ..       375,790       2009
                                 1,242,871       2010
Asset Allocation Fund ......       936,821       2009
                                 4,016,646       2010
Quality Plus Bond Fund .....        47,902       2008
Columbia High Yield Fund II         33,837       2007
                                    59,785       2008
                                   150,572       2009
                                   126,297       2010

9. POST OCTOBER LOSSES

    Under current tax laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2002, the following Funds elected to defer losses between November 1, 2002 and December 31, 2002:

                FUND                    POST OCTOBER LOSSES
              -------                   -------------------
    Equity Fund                              $705,269
    Growth and Income Fund                     32,895
    Small Company Growth Fund                  37,272
    Columbia Real Estate Equity Fund II         4,004
    Asset Allocation Fund                     250,035

10. RECLASSIFICATION OF ACCOUNTS

    During the year ended December 31, 2002, reclassifications were made in each Fund's capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to organizational costs, differences in the treatment of net operating losses, paydown reclassifications, market discount reclassifications and certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the Financial Highlights excludes these adjustments.

NOTES TO FINANCIAL STATEMENTS


                                         UNDISTRIBUTED
                                       (OVERDISTRIBUTED)  ACCUMULATED
                                        NET INVESTMENT    NET REALIZED
FUND                  PAID-IN CAPITAL       INCOME        GAIN (LOSS)
----                  ---------------  -----------------  ------------
 Money Market Fund       $    (11)         $      --       $      11
 Equity Fund ..........      (296)            14,253         (13,957)
 Growth and
   Income Fund ........    (2,197)             2,197              --
 Small Company
   Growth Fund ........   (51,913)            51,913              --
 Columbia Real Estate
   Equity Fund II .....    (5,093)            (8,009)         13,102
 Asset Allocation Fund         --             74,131         (74,131)
 Quality Plus Bond Fund        --             60,550         (60,550)
 Columbia High Yield
   Fund II ............    (2,402)              (712)          3,114

11. DISTRIBUTIONS TO SHAREHOLDERS

    The tax character of distributions paid during 2002 and 2001 was as follows:

                       DISTRIBUTIONS PAID IN 2002  DISTRIBUTIONS PAID IN 2001
                       --------------------------  --------------------------
                         ORDINARY    LONG-TERM       ORDINARY    LONG-TERM
  FUND                    INCOME   CAPITAL GAINS      INCOME   CAPITAL GAINS
---------                --------  -------------     --------  -------------
Money Market Fund.      $  220,884   $    --       $  716,249   $       --
Equity Fund..........      125,623        --              411    1,098,075
Growth and
  Income Fund........        6,157        --           15,921           --
Columbia Real Estate
  Equity Fund II.....       32,622    40,156           32,117           --
Asset Allocation Fund    1,221,494        --        1,973,405      718,488
Quality Plus
  Bond Fund..........      920,063        --        1,161,203           --
Columbia High Yield
  Fund II............      149,903        --          151,752           --

    There are no significant differences between distributions to shareholders shown in the Statement of Changes in Net Assets and the tax basis distributions shown above.

    As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                     UNDISTRIBUTED    UNREALIZED
                       CAPITAL LOSS    ORDINARY      APPRECIATION
    FUND               CARRYFORWARD     INCOME      (DEPRECIATION)
-----------            ------------  -------------  --------------
 Money Market Fund ...  $      (29)   $      552      $        --
 Equity Fund .........  (6,607,204)           --       (8,217,283)
 Growth and
   Income Fund .......    (393,895)           40       (1,463,881)
 Small Company
   Growth Fund .......  (1,618,661)           --         (181,976)
 Columbia Real Estate
   Equity Fund II ....          --            --           46,780
 Asset Allocation Fund  (4,953,467)       34,424       (3,255,037)
 Quality Plus
   Bond Fund .........     (47,902)       40,264        1,222,944
 Columbia High Yield
   Fund II ...........    (370,491)       13,782           76,017

12. FEDERAL TAX INFORMATION (UNAUDITED)

    During the fiscal year ended December 31, 2002, the following Fund made distributions from long-term capital gains:

                                            LONG-TERM CAPITAL
FUND                                           GAINS PAID
----                                           ----------
Columbia Real Estate Equity Fund II ....        $ 40,156

    Of the ordinary income (including short-term capital gain) distributions made by the Equity Fund, Growth and Income Fund, Columbia Real Estate Equity Fund II and Asset Allocation Fund during the fiscal year ended December 31, 2002, 96.63%, 100.00%, 1.21% and 33.42%, respectively, qualify for the dividends received deduction available to corporate shareholders.

NOTES TO FINANCIAL STATEMENTS


13. TRUSTEE AND OFFICERS INFORMATION (UNAUDITED)

    The business and affairs of the Funds are managed under the direction of Galaxy VIP's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Agreement and Declaration of Trust. Information pertaining to the trustees and officers of Galaxy VIP is set forth below. Trustees who are not deemed to be "interested persons" of Galaxy VIP as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of Galaxy VIP are referred to as "Interested Trustees." Galaxy VIP's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling Galaxy VIP toll-free at 800-345-6611.

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                                      TERM OF OFFICE                                  FUND COMPLEX(3)
NAME, ADDRESS       POSITION(S) HELD   AND LENGTH OF        PRINCIPAL OCCUPATION(S)      OVERSEEN         OTHER DIRECTORSHIPS
AND AGE(1)           WITH GALAXY VIP  TIME SERVED(2)          DURING PAST 5 YEARS       BY TRUSTEE         HELD BY TRUSTEE(4)
-------------       ----------------  --------------        -----------------------   ---------------     -------------------
INDEPENDENT TRUSTEES

Dwight E. Vicks, Jr.(3) Chairman &     Since 5/27/92   Chairman, Director and Treasurer,    20       Director, Utica First Insurance
Age 69                   Trustee                       Vicks Lithograph & Printing                   Company; Director, SBU Bank;
                                                       Corporation (book manufacturing).             Director, Partners Trust
                                                                                                     Financial Group; Director,
                                                                                                     Monitor Life Insurance Company;
                                                                                                     Director, Commercial Travelers
                                                                                                     Mutual Insurance Company.

Louis DeThomasis         Trustee       Since 5/27/92   President, Saint Mary's University   20       None
Age 62                                                 of Minnesota.

Kenneth A. Froot         Trustee       Since 12/5/00   Professor of Finance,                20       None
Age 45                                                 Harvard University.

James M. Seed            Trustee       Since 5/27/92   President, The Astra Ventures,       20       Chairman and Director, Fischer-
Age 61                                                 Incorporated (oil and gas exploration;        Watt Gold Co.; Director, XSCI,
Inc.                                                   private equity).

INTERESTED TRUSTEE

John T. O'Neill(5)       Trustee       Since 5/27/92   Private Investor; Executive Vice     20       None
Age 58                                                 President and Chief Financial Officer,
                                                       Hasbro, Inc. (toy and game
                                                       manufacturer) until December 1999.

OFFICERS

Keith T. Banks(6)       President      Since 9/5/02    Chief Investment Officer and Chief   N/A      N/A
590 Madison Avenue                                     Executive Officer, Columbia
36th Floor                                             Management Group, Inc., since
Mail Stop NY EH 30636A                                 August 2000; Managing Director and
New York, NY 10022                                     Head of U.S. Equity, J.P. Morgan
Age 47                                                 Investment Management, from
                                                       November 1996 to August 2000.

NOTES TO FINANCIAL STATEMENTS


                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                                      TERM OF OFFICE                                  FUND COMPLEX(3)
NAME, ADDRESS       POSITION(S) HELD   AND LENGTH OF        PRINCIPAL OCCUPATION(S)      OVERSEEN         OTHER DIRECTORSHIPS
AND AGE(1)           WITH GALAXY VIP  TIME SERVED(2)          DURING PAST 5 YEARS       BY TRUSTEE         HELD BY TRUSTEE(4)
-------------       ----------------  --------------        -----------------------   ---------------     -------------------
Joseph R. Palombo(7) Vice President    Since 9/5/02    Chief Operating Officer, Columbia    N/A                   N/A
One Financial Center                                   Management Group, Inc., since
Boston, MA 02111                                       November 2001; Chief Operations
Age 49                                                 Officer of Mutual Funds, Liberty
                                                       Financial Companies,
                                                       Inc., from August 2000 to
                                                       November 2001; Executive
                                                       Vice President, Stein Roe
                                                       & Farnham Incorporated,
                                                       since April 1999 and
                                                       Director since September
                                                       2000; Executive Vice
                                                       President and Director,
                                                       Colonial Management
                                                       Associates, Inc., since
                                                       April 1999; Executive
                                                       Vice President and Chief
                                                       Administrative Officer,
                                                       Liberty Funds Group, LLC,
                                                       since April 1999; Trustee
                                                       and Chairman of the
                                                       Board, the Stein Roe
                                                       Family of Funds, since
                                                       October 2000; Manager,
                                                       Stein Roe Floating Rate
                                                       Limited Liability
                                                       Company, since October
                                                       2000; Vice President, the
                                                       Liberty Funds, from April
                                                       1999 to August 2000;
                                                       Chief Operating Officer
                                                       and Chief Compliance
                                                       Officer, Putnam Mutual
                                                       Funds, from December 1993
                                                       to March 1999.

Glen P. Martin(8)    Vice President    Since 9/5/02    Director, Strategy and Product       N/A                   N/A
One Financial Center                                   Management Division, and Senior Vice
Boston, MA 02111                                       President, Columbia Management
Age 43                                                 Group, Inc., since March 2002; Interim
                                                       Managing Director, Mutual
                                                       Fund Division, and Senior
                                                       Vice President, Fleet
                                                       Investment Management,
                                                       from April 2001 to March
                                                       2002; Director, Product
                                                       Development and
                                                       Marketing, and Senior
                                                       Vice President, Fleet
                                                       Investment Management,
                                                       from March 1999 to April
                                                       2001; Vice President of
                                                       Investment Marketing
                                                       Management, Fleet
                                                       Investment Management,
                                                       from May 1997 to March
                                                       1999.

Vicki L. Benjamin(9) Chief Accounting  Since 9/5/02    Vice President, Liberty Funds        N/A                   N/A
One Financial Center    Officer and                    Group, LLC, since April 2001;
Boston, MA 02111         Controller                    Vice President, Corporate Audit,
Age 41                                                 State Street Bank and Trust
                                                       Company, from May 1998 to
                                                       April 2001; Senior Audit
                                                       Manager, Coopers &
                                                       Lybrand, LLP, from July
                                                       1997 to May 1998; Audit
                                                       Manager, Coopers &
                                                       Lybrand, LLP, from July
                                                       1994 to June 1997.

J. Kevin Connaughton(10) Treasurer     Since 9/5/02    Senior Vice President, Liberty       N/A                   N/A
One Financial Center                                   Funds Group, LLC, since January
Boston, MA 02111                                       2001; Vice President, Liberty
Age 38                                                 Funds Group, LLC, from April 2000
                                                       to January 2001; Vice President,
                                                       Colonial Management Associates, Inc.,
                                                       from February 1998 to October 2000;
                                                       Senior Tax Manager, Coopers & Lybrand,
                                                       LLP, from April 1996 to January 1998.

NOTES TO FINANCIAL STATEMENTS


                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                                      TERM OF OFFICE                                  FUND COMPLEX(3)
NAME, ADDRESS       POSITION(S) HELD   AND LENGTH OF        PRINCIPAL OCCUPATION(S)      OVERSEEN         OTHER DIRECTORSHIPS
AND AGE(1)           WITH GALAXY VIP  TIME SERVED(2)          DURING PAST 5 YEARS       BY TRUSTEE         HELD BY TRUSTEE(4)
-------------       ----------------  --------------        -----------------------   ---------------     -------------------
W. Bruce McConnel(11)   Secretary      Since 5/28/92   Partner of the law firm Drinker      N/A                   N/A
One Logan Square                                       Biddle & Reath LLP.
18th & Cherry Streets
Philadelphia, PA 19103
Age 59

---------------------------
1. Each trustee may be contacted by writing to the trustee, c/o The Galaxy VIP Fund, One Financial Center, Boston, Massachusetts 02111, Attn: Glen
       P. Martin.
2.     Each trustee holds offices for an indefinite term until the earliest of:
       (a) the election of his successor; (b) the date a trustee dies, resigns or is removed or adjudged incompetent by the Board of Trustees in accordance with Galaxy VIP's Agreement and Declaration of Trust; (c) in accordance with the current resolutions of the Board of Trustees (which may be changed by the Trustees without shareholder approval) at the end of the calendar year during which the trustee attains the age of 70 years (75 years with respect to each current trustee except Mr. Froot); or (d) Galaxy VIP terminates. Each officer holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date an officer dies, resigns or is removed by the Board of Trustees in accordance with Galaxy VIP's Code of Regulations; or (c) Galaxy VIP terminates.
3. The "Fund Complex" consists of all registered investment companies for which Fleet or any of its affiliates serves as investment advisor, including Galaxy VIP and The Galaxy Fund. In addition to Galaxy VIP (8 open-end investment company portfolios), each trustee also serves as a trustee of The Galaxy Fund (12 open-end investment company portfolios). Mr. Vicks also serves as Chairman of The Galaxy Fund.
4. Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
5. Mr. O'Neill is considered to be an Interested Trustee because he owns securities issued by FleetBoston Financial Corporation.
6. Mr. Banks also serves as President of The Galaxy Fund and the Liberty Family of Funds ("Liberty Funds"). The Liberty Funds consist of 53 open-end and 9 closed-end investment company portfolios.
7.     Mr. Palombo also serves as Vice President of The Galaxy Fund.
8.     Mr. Martin also serves as Vice President of The Galaxy Fund.
9. Ms. Benjamin also serves as Chief Accounting Officer and Controller of The Galaxy Fund, the Liberty Funds and the Liberty All-Star Family of Funds ("Liberty All-Star Funds"). The Liberty All-Star Funds consist of 2 closed-end investment company portfolios.
10. Mr. Connaughton also serves as Treasurer of The Galaxy Fund, the Liberty Funds and the Liberty All-Star Funds.
11.    Mr. McConnel also serves as Secretary of The Galaxy Fund.


14.    PROPOSED REORGANIZATION OF THE FUNDS (UNAUDITED)

    In connection with the consolidation of its mutual fund operations, CMG proposed the reorganization of the Funds into corresponding portfolios of other investment companies managed by Fleet, Columbia Management and their affiliates. CMG proposed that the Funds be reorganized into corresponding portfolios of Liberty Variable Investment Trust ("Liberty VIT") and SteinRoe Variable Investment Trust ("SteinRoe VIT" and, together with Liberty VIT, the "Liberty/SteinRoe Funds"). On October 23, 2002, the Board of Trustees of Galaxy VIP approved Agreements and Plans of Reorganization among Galaxy VIP, CMG and each of Liberty VIT and SteinRoe VIT. The Liberty/SteinRoe Funds' Boards of Trustees also approved the Agreements and Plans of Reorganization. The Agreements and Plans of Reorganization will be submitted to a vote of shareholders of the Funds at a meeting to be held on or about February 19, 2003. If the Agreements and Plans of Reorganization are approved by shareholders, and certain other conditions are satisfied, the assets and liabilities of each of the Funds will be transferred to similar portfolios of the Liberty/SteinRoe Funds and the shareholders of the Funds will become shareholders of the Liberty/SteinRoe Funds. Pursuant to the Agreements and Plans of Reorganization, if approved, each Fund would reorganize into the corresponding Liberty/SteinRoe Funds portfolio indicated below:

GALAXY VIP FUND                      CORRESPONDING LIBERTY/STEIN ROE FUND
Galaxy VIP Money Market Fund         Stein Roe Money Market Fund,
                                       Variable Series
Galaxy VIP Equity Fund               Liberty Equity Fund, Variable Series*
Galaxy VIP Growth and Income Fund    Liberty Equity Fund, Variable Series
Galaxy VIP Small Company             Stein Roe Small Company Growth Fund,
  Growth Fund                          Variable Series
Galaxy VIP Columbia Real Estate      Columbia Real Estate Equity Fund,
  Equity Fund II                       Variable Series*
Galaxy VIP Asset Allocation Fund     Stein Roe Balanced Fund, Variable Series
Galaxy VIP Quality Plus Bond Fund    Liberty Federal Securities Fund,
                                       Variable Series
Galaxy VIP Columbia High Yield       Columbia High Yield Fund,
  Fund II                              Variable Series*

* This is a new portfolio of a Liberty/Stein Roe Fund that will continue the investment policies of the Galaxy VIP Fund following the proposed reorganization.

    A combined prospectus and proxy statement with respect to each proposed reorganization has been mailed to shareholders. If the Agreements and Plans of Reorganization are approved by shareholders, it is expected that the reorganizations will occur by the end of April 2003.

     REPORT OF ERNST &YOUNG LLP,
     INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of The Galaxy VIP Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Money Market Fund, Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund, Quality Plus Bond Fund (formerly High Quality Bond Fund), and Columbia High Yield Fund II (eight of the portfolios comprising The Galaxy VIP Fund) (collectively, the "Funds") as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended December 31, 1998 were audited by other auditors whose report dated February 12, 1999 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting The Galaxy VIP Fund, at December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the fours years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                           /S/ ERNST & YOUNG LLP


Boston, Massachusetts
February 7, 2003

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


[LOGO OMITTED - GALAXY FUNDS]
Liberty Funds Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081


---------------------
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U.S. POSTAGE
PAID
HOLLISTON, MA
PERMIT NO. 20

(12/02) Date of first use: March 1, 2003  03/0230                      GVAVIPEAR